As filed with the SEC on ____________________.         Registration No. 2-80513

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------
                                    FORM S-6

                        Post-Effective Amendment No. 27

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                             ----------------------

                                   PRUCO LIFE
                           VARIABLE INSURANCE ACCOUNT
                             (Exact Name of Trust)


                          PRUCO LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             213 Washington Street
                         Newark, New Jersey 07102-2992
                                 (800) 778-2255
         (Address and telephone number of principal executive offices)

                             ----------------------

                               Thomas C. Castano
                              Assistant Secretary
                          Pruco Life Insurance Company
                             213 Washington Street
                         Newark, New Jersey 07102-2992
                    (Name and address of agent for service)

                                    Copy to:
                               Jeffrey C. Martin
                                 Shea & Gardner
                        1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

                             ----------------------



It is proposed that this filing will become effective (check appropriate space):

[_] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on   May 1, 2000  pursuant to paragraph (b) of Rule 485
       --------------
         (date)

[_] 60 days after filing pursuant to paragraph (a) of Rule 485

[_] on _____________________ pursuant to paragraph (a) of Rule 485
         (date)

                             CROSS REFERENCE SHEET
                         (as required by Form N-8B-2)



N-8B-2 Item Number                    Location
------------------                    --------

           1.                         Cover Page

           2.                         Cover Page

           3.                         Not Applicable

           4.                         Sale of the Contract and Sales Commissions

           5.                         Pruco Life Variable Insurance Account

           6.                         Pruco Life Variable Insurance Account

           7.                         Not Applicable

           8.                         Not Applicable

           9.                         Litigation

           10. Brief Description of the Contract; Short-Term Cancellation Right, or "Free Look"; Premiums; Premium Adjustment; Allocation of Premiums; Transfers; Charges and Expenses; How a Contract's Death Benefit Will Vary; How a Contract's Cash Value Will Vary; Withdrawal of a Portion of a Contract's Net Cash Value; Surrender of a Contract for its Net Cash Value; When Proceeds are Paid; Right to Exchange a Contract for a Fixed-Benefit Whole-Life Policy; Lapse and Reinstatement; Options on Lapse; Riders; Other General Contract Provisions; Voting Rights; Substitution of Series Fund Shares

           11. Brief Description of the Contract; Pruco Life Variable Insurance Account

           12. Cover Page; Brief Description of the Contract; The Prudential Series Fund, Inc.; Sale of the Contract and Sales Commissions

           13. Brief Description of the Contract; The Prudential Series Fund, Inc.; Charges and Expenses; Sale of the Contract and Sales Commissions

           14.                        Brief Description of the Contract;
                                      Requirements for Issuance of a Contract

           15.                        Brief Description of the Contract;
                                      Allocation of Premiums; Transfers

           16.                        Brief Description of the Contract;
                                      Detailed Information for Prospective
                                      Contract Owners

           17.                        When Proceeds are Paid

           18.                        Pruco Life Variable Insurance Account

N-8B-2 Item Number                    Location
------------------                    --------

           19.                        Reports to Contract Owners

           20.                        Not Applicable

           21.                        Contract Loans

           22.                        Not Applicable

           23.                        Not Applicable

           24.                        Other General Contract Provisions

           25.                        Pruco Life Insurance Company

           26. Brief Description of the Contract; The Prudential Series Fund, Inc.; Charges and Expenses

           27.                        Pruco Life Insurance Company; The
                                      Prudential Series Fund, Inc.

           28.                        Pruco Life Insurance Company; Directors
                                      and Officers

           29.                        Pruco Life Insurance Company

           30.                        Not Applicable

           31.                        Not Applicable

           32.                        Not Applicable

           33.                        Not Applicable

           34.                        Not Applicable

           35.                        Pruco Life Insurance Company

           36.                        Not Applicable

           37.                        Not Applicable

           38.                        Sale of the Contract and Sales Commissions

           39.                        Sale of the Contract and Sales Commissions

           40.                        Not Applicable

           41.                        Sale of the Contract and Sales Commissions

           42.                        Not Applicable

           43.                        Not Applicable

           44. Brief Description of the Contract; The Prudential Series Fund, Inc.; How a Contract's Death Benefit Will Vary; How a Contract's Cash Value Will Vary

           45.                        Not Applicable

N-8B-2 Item Number                    Location
------------------                    --------

           46. Brief Description of the Contract; Pruco Life Variable Insurance Account; The Prudential Series Fund, Inc.

           47. Pruco Life Variable Insurance Account; The Prudential Series Fund, Inc.

           48.                        Not Applicable

           49.                        Not Applicable

           50.                        Not Applicable

           51.                        Not Applicable

           52.                        Substitution of Series Fund Shares

           53.                        Tax Treatment of Contract Benefits

           54.                        Not Applicable

           55.                        Not Applicable

           56.                        Not Applicable

           57.                        Not Applicable

           58.                        Not Applicable


           59. Financial Statements: Financial Statements of Pruco Life Variable Insurance Account; Consolidated Financial Statements of Pruco Life Insurance Company and Subsidiaries

                                    PART I

                      INFORMATION REQUIRED IN PROSPECTUS

                            Variable Life Insurance

                                   PROSPECTUS



                                 The Pruco Life
                           Variable Insurance Account


                                  May 1, 2000



                          Pruco Life Insurance Company

PROSPECTUS


May 1, 2000


PRUCO LIFE INSURANCE COMPANY
VARIABLE INSURANCE ACCOUNT

VARIABLE==================================================================
LIFE INSURANCE
CONTRACTS


This prospectus describes an individual variable life insurance contract (the "Contract") offered by Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our") under the name Variable Life Insurance. Pruco Life, a stock life insurance company, is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential").

As of January 1, 1992, these Contracts were no longer available for sale.

You, as the Contract owner, may choose to invest your Contract's premiums and their earnings in one or more of the following ways:

 .  Invest in one or more of 13 available subaccounts of the Pruco Life Variable
   Insurance Account (the "Account"), each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"):

   Money Market                     High Yield Bond        Prudential Jennison
   Diversified Bond                 Stock Index            Small Capitalization
   Government Income                Equity Income          Global
   Conservative Balanced            Equity                 Natural Resources
   Flexible Managed

 .  Invest in the Pruco Life Variable Contract Real Property Account (the "Real
   Property Account"), described in a prospectus attached to this one.


This prospectus describes the Contract generally and the Account. The attached prospectus for the Series Fund, and the Series Fund's statement of additional information describe the investment objectives and the risks of investing in the Series Fund portfolios. Pruco Life may add additional investment options in the future. Please read this prospectus and keep it for future reference.

The Securities and Exchange Commission ("SEC") maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                          Pruco Life Insurance Company
                             213 Washington Street
                         Newark, New Jersey 07102-2992
                           Telephone: (800) 778-2255

                               PROSPECTUS CONTENTS

                                                                                                   Page
INTRODUCTION AND SUMMARY..............................................................................1
   Brief Description of the Contract..................................................................1
   Charges............................................................................................1

GENERAL  INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY,  PRUCO LIFE VARIABLE INSURANCE  ACCOUNT,
 AND THE VARIABLE  INVESTMENT OPTIONS
AVAILABLE UNDER THE CONTRACT..........................................................................3
   Pruco Life Insurance Company.......................................................................3
   Pruco Life Variable Insurance Account..............................................................3
   The Prudential Series Fund, Inc....................................................................4
   Voting Rights......................................................................................5
   The Pruco Life Variable Contract Real Property Account.............................................5
   Which Investment Option Should Be Selected?........................................................6

DETAILED INFORMATION FOR CONTRACT OWNERS..............................................................6
   Charges and Expenses...............................................................................6
   Requirements for Issuance of a Contract............................................................8
   Short-Term Cancellation Right or "Free-Look".......................................................8
   Premiums...........................................................................................9
   Premium Adjustment................................................................................10
   Allocation of Premiums............................................................................10
   Transfers.........................................................................................10
   How a Contract's Death Benefit Will Vary..........................................................10
   How a Contract's Cash Value Will Vary.............................................................11
   Surrender of a Contract...........................................................................12
   Withdrawal of a Portion of a Contract's Net Cash Value............................................12
   When Proceeds Are Paid............................................................................12
   Living Needs Benefit..............................................................................13
   Illustrations of Cash Values, Death Benefits, and Accumulated Premiums............................13
   Contract Loans....................................................................................15
   Right to Exchange a Contract for a Fixed-Benefit Whole-Life Policy................................15
   Tax Treatment of Contract Benefits................................................................16
   Lapse and Reinstatement...........................................................................18
   Options on Lapse..................................................................................18
   Legal Considerations Relating to Sex-Distinct Premiums and Benefits...............................19
   Other General Contract Provisions.................................................................19
   Riders............................................................................................19
   Substitution of Series Fund Shares................................................................20
   Reports to Contract Owners........................................................................20
   Sale of the Contract and Sales Commissions........................................................20
   State Regulation..................................................................................20
   Experts...........................................................................................21
   Litigation and Regulatory Proceedings.............................................................21
   Additional Information............................................................................21
   Financial Statements..............................................................................22

DIRECTORS AND OFFICERS...............................................................................23

FINANCIAL STATEMENTS OF PRUCO LIFE VARIABLE INSURANCE ACCOUNT........................................A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY
AND SUBSIDIARIES.....................................................................................B1


                             INTRODUCTION AND SUMMARY


This Summary provides a brief overview of the more significant aspects of the Contract. We provide further detail in the subsequent sections of this prospectus and in the Contract.

Brief Description of the Contract

As of January 1, 1992, Pruco Life no longer offers these Contracts for sale.


The Variable Life Insurance Contract (the "Contract") is issued by Pruco Life Insurance Company ("Pruco Life", "we", "us", or "our"). The Contract is a form of variable life insurance. The value of your Contract changes every day. The value is the total amount credited to a specific Contract. On any date it is equal to the sum of the amounts invested in the subaccounts, and the principal amount of any Contract debt plus any interest earned thereon. Contract debt is the principal amount of all outstanding loans plus any interest accrued.


A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. You may invest premiums in one or more of the 13 available subaccounts or the Real Property Account. Your Contract's death benefit changes monthly, but your Contract's cash value will change every day depending upon the change in value of the particular investment options that you have selected.


Although the value of your Contract will increase if there is favorable investment performance in the investment options you select, investment returns in the subaccounts are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract will decrease. The risk will be different, depending upon which investment options you choose. See Which Investment Option Should Be Selected?, page 2.


Variable life insurance contracts are unsuitable as short-term savings vehicles. Loans may negate any guarantees against lapse (see Lapse and Reinstatement, page
2) and possibly may result in adverse tax consequences. See Tax Treatment of Contract Benefits, page 2.

Charges

We deduct certain charges from each premium payment and from the amounts held in the designated investment options. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under Charges and Expenses on page 2. In brief, and subject to that fuller description, the following diagram outlines the maximum charges which Pruco Life may make:

                                ---------------
                                Premium Payment
                                ---------------

          ----------------------------------------------------------
          .  less a 2% charge for taxes attributable to premiums
          .  an annual administrative charge of up to $48
          .  We charge a sales charge of up to 9% of the sum of
             the basic premiums to be paid in the first 20 years.
          . We charge a guaranteed minimum death benefit risk charge of not more than 1.2% of each basic premium.
          . If the Contract includes riders, we deduct rider charges from the Contract's premiums.
          .  If the rating class of the insured results in an
             extra charge, we will deduct that charge from the Contract's premiums.
          ----------------------------------------------------------

          ----------------------------------------------------------
                              Net Premium Amount
           . To be invested in one or a combination of:
             .  The investment portfolios of the Series Fund
             .  The Real Property Account
          ----------------------------------------------------------

--------------------------------------------------------------------------------

                                 Daily Charges
 .  We deduct management fees and expenses from the assets of the Series Fund and, if applicable, from the Real Property Account assets. See Underlying Portfolio Expenses chart, below, and Pruco Life Variable Contract Real Property Account, page 2.
 .  We charge a mortality and expense risk charge, equivalent to an annual rate of 0.35%, from the assets in the variable investment options.
--------------------------------------------------------------------------------
                                Monthly Charges

 . We charge a charge for anticipated mortality, with the maximum charge based on the 1980 CSO Tables.

 ---------------------------------------------------------------------------------------------------------------------
                                             Underlying Portfolio Expenses
----------------------------------------------------------------------------------------------------------------------
                                                                                   Total
                                                Investment       Other           Contractual          Total Actual
    Portfolio                                 Advisory Fee      Expenses           Expenses             Expenses*
----------------------------------------------------------------------------------------------------------------------
Money Market                                     0.40%            0.02%              0.42%               0.40%
Diversified Bond                                 0.40%            0.03%              0.43%               0.40%
Government Income                                0.40%            0.04%              0.44%               0.44%
Conservative Balanced                            0.55%            0.02%              0.57%               0.40%
Flexible Managed                                 0.60%            0.02%              0.62%               0.40%
High Yield Bond                                  0.55%            0.05%              0.60%               0.60%
Stock Index                                      0.35%            0.04%              0.39%               0.39%
Equity Income                                    0.40%            0.02%              0.42%               0.42%
Equity                                           0.45%            0.02%              0.47%               0.40%
Prudential Jennison                              0.60%            0.03%              0.63%               0.63%
Small Capitalization Stock                       0.40%            0.05%              0.45%               0.45%
Global                                           0.75%            0.09%              0.84%               0.84%
Natural Resources                                0.45%            0.12%              0.57%               0.57%
----------------------------------------------------------------------------------------------------------------------

     * Some investment management fees and expenses charged to the Series Fund may be higher than those that were previously charged to the Pruco Life Series Fund, Inc. (0.4%), in which the Account previously invested. Pruco Life currently makes payments to the following five subaccounts so that the portfolio expenses indirectly borne by a Contract owner investing in the Money Market, Diversified Bond, Conservative Balanced, Flexible Managed, and Equity Portfolios will not exceed 0.4%. No such offset will be made with respect to the remaining portfolios, which had no counterparts in the Pruco Life Series Fund, Inc.

The death benefit increases or decreases monthly (but not below the guaranteed minimum amount) depending on the investment results of the subaccount[s] and/or the Real Property Account in which the Contract participates. It does not change simply because a premium is paid. The cash value also changes at a rate that depends upon the investment results, but these changes take place daily rather than monthly. Each premium payment has the effect of adding to the cash value. For more detailed information about how the death benefit and cash value change, see How a Contract's Death Benefit Will Vary, page 2 and How a Contract's Cash Value Will Vary, page 2.

You should retain a copy of your Contract. That document, together with the attached application, constitutes the entire agreement between you and Pruco Life.

                             ---------------------

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing contract can be protected by purchasing additional insurance or a supplemental contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing another contract and you should consult a qualified tax adviser.

This prospectus was only offered in jurisdictions in which the offering was lawful. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus, The Prudential Series Fund prospectus and statement of additional information, and the prospectus for the Real Property Account.

  GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY, PRUCO LIFE VARIABLE
   INSURANCE ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE
                                    CONTRACT

Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.


Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization". On February 10, 1998, Prudential's Board of Directors authorized management to take preliminary steps necessary to allow Prudential to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by Prudential's Board of Directors, a public hearing, voting by qualified policyholders, and regulatory approval. Prudential is working toward completing this process in 2001 and currently expects adoption by the Board of Directors to take place in the latter part of 2000. However, there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.


The plan of reorganization, which has not been fully developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including types, amounts, and issue years of the policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, provided that their policies were in force on the date Prudential's Board of Directors adopted a plan of reorganization, while mutual fund customers and customers of Prudential's subsidiaries (such as the Pruco Life insurance companies) would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contractholders of Prudential's subsidiaries. This does not constitute a proposal, offer, solicitation or recommendation regarding any plan of reorganization that may be proposed or a recommendation regarding the ownership of any stock that could be issued in connection with any such demutualization.

Pruco Life Variable Insurance Account


We have established a separate account, the Pruco Life Variable Insurance Account (the "Account") to hold the assets that are associated with the Contracts. The Account was established on November 10, 1982 under Arizona law and is registered with the Securities and Exchange Commission("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.


Pruco Life is also the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Pruco Life will consider any possible adverse impact the transfer might have on the Account before making any such transfer.


The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life.

Currently, you may invest in one or a combination of 13 subaccounts. When you choose a subaccount, we purchase shares of the Series Fund which are held as an investment for that option. We hold these shares in the Account. We may add additional subaccounts in the future. The Account's financial statements begin on page A1.

The Prudential Series Fund, Inc.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. On October 31, 1986, the Pruco Life Series Fund, Inc., an open-ended, diversified management investment company which sold its shares only to separate accounts of Pruco Life and Pruco Life Insurance Company of New Jersey, was merged into the Series Fund. Prior to that date, the Account invested only in shares of the Pruco Life Series Fund, Inc. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Pruco Life to provide benefits under the Contract and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.


The Series Fund has a separate prospectus that is provided with this prospectus. You should read the Series Fund prospectus before you decide to allocate assets to the Series Fund subaccounts. There is no assurance that the investment objectives of the Series Fund will be met.


Listed below are the available portfolios of the Series Fund and their investment objectives:

 . Money Market Portfolio - The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

 . Diversified Bond Portfolio - The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

 . Government Income Portfolio - The investment objective is a high level of income over the longer term consistent with the preservation of capital. The Portfolio invests primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government.

 . Conservative Balanced Portfolio - The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments.

 . Flexible Managed Portfolio - The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments.

 . High Yield Bond Portfolio - The investment objective is a high total return.
  The Portfolio invests primarily in high yield/high risk debt securities.

 . Stock Index Portfolio - The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks generally. The Portfolio attempts to duplicate the price and yield performance of Standard & Poor's 500 Stock Index (the "S&P 500").

 . Equity Income Portfolio - The investment objective is both current income and capital appreciation. The Portfolio invests primarily in common stocks and convertible securities that provide good prospects for returns above those of the S&P 500 or the NYSE Composite Index.

 . Equity Portfolio - The investment objective is capital appreciation. The
  Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

 . Prudential Jennison Portfolio - The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above average growth prospects.

 . Small Capitalization Stock Portfolio - The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalization.

 . Global Portfolio - The investment objective is long-term growth of capital.
  The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

 . Natural Resources Portfolio - The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

Prudential is the investment adviser for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"). The Service Agreement provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary, Jennison Associates LLC ("Jennison").
Jennison furnishes investment advisory services for the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC, and Jennison are registered as investment advisers under the 1940 Act.

As an investment adviser, Prudential charges the Series Fund a daily investment management fee as compensation for its services. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. See Charges and Expenses, page 2.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Neither the companies that invest in the Series Fund nor the Series Fund currently foresees any such disadvantage. The Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

Voting Rights


We are the legal owner of the shares of the Series Fund associated with the subaccounts. However, we vote the shares in the Series Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Series Fund in its own right, it may elect to do so.

The Pruco Life Variable Contract Real Property Account


The Real Property Account is a separate account of Pruco Life. This account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the asset value.

The Partnership has entered into an investment management agreement with Prudential. Prudential selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account. It should be read together with this prospectus by any Contract owner considering the real estate investment option. There is no assurance that the investment objectives of the Real Property Account will be met.

Which Investment Option Should Be Selected?

Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, the Stock Index, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global, or Natural Resources Portfolios may be desirable options for Contract owners who are willing to accept such volatility in their Contract values. Each of these equity portfolios involves different investment risks, policies, and programs.

You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Government Income or Diversified Bond Portfolios. Or, you may want even greater safety of principal and may prefer the Money Market Portfolio, recognizing that the level of short-term rates may change rather rapidly. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that the risks are greater for lower quality bonds with normally higher yields. You may wish to divide your invested premium among two or more of the portfolios. You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing one of the Balanced Portfolios. The Real Property Account permits diversification to your investment under the Contract to include an interest in a pool of income-producing real property, and real estate is often considered to be a hedge against inflation.

Your choice should take into account how willing you are to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Pruco Life representative from time to time about choices available to you under the Contract. Pruco Life recommends against frequent transfers among the several options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.

                     DETAILED INFORMATION FOR CONTRACT OWNERS


Charges and Expenses


This section provides a more detailed description of each charge that is described briefly in the chart on page 2.


All of the charges made by Pruco Life, whether deducted from premiums or from the Contract's assets, are set forth below.

  1. If premiums are paid annually, we charge an annual administrative charge of $30 for administrative expenses, billing, collecting premiums, processing claims, paying cash values, making Contract changes, keeping records, and communicating with Contract owners. If premiums are paid more frequently, we will charge a higher charge to reflect the additional expense incurred in collecting and processing more frequent premiums. The charge will be $32 if premiums are paid semi-annually, $36 if premiums are paid quarterly, and $48 if premiums are paid monthly. During 1999, 1998, and 1997, Pruco Life received a total of approximately $3,065,000, $3,253,223, and $3,438,597, respectively, in annual administrative charges.

  2. We charge for sales expenses. This charge, often called a "sales load", compensates us for the costs of selling the Contracts, including sales commissions, advertising, and the printing and distribution of prospectuses and sales literature. It is not more than 9% of the sum of the basic premiums to be paid in the first 20 years. Also, in any year it is never more than in a prior year. The basic premium is what the gross annual premium for the Contract, less the annual administrative charge, would be if the insured were in the standard rating class and if the Contract had no optional insurance benefits. During 1999, 1998, and 1997, Pruco Life received a total of approximately $1,251,000, $3,038,319, and $3,191,485, respectively, in sales load charges.

  3. We charge 2% of each basic premium for state and local premium-based taxes. The applicable statutory tax rules differ from state to state, and in some states by locality. The amount charged may be more than Pruco Life actually pays for premium-based taxes. To the extent that the 2% rate is insufficient to pay taxes in all jurisdictions, the difference will be borne by Pruco Life. During 1999, 1998, and 1997, Pruco Life received a total of approximately $250,000, $607,637, and $638,962, respectively, in charges for payment of state premium taxes.


  4. We charge up to 1.2% of each basic premium for assuming a guaranteed minimum death benefit risk. This charge compensates Pruco Life for the risk that an insured may die at a time when the death benefit exceeds the benefit that would have been payable in the absence of a minimum guarantee. During 1999, 1998, and 1997, Pruco Life received a total of approximately $150,000, $364,582, and $383,377, respectively, for this risk charge. When premiums are paid more frequently than annually, we will deduct this charge proportionately from each premium payment. If there is an extra premium for optional insurance benefits or for an extra mortality risk, or if there is a premium discount because the insured is in the preferred rating class, the amount allocated to the separate account will be equal to the amount that would have been allocated if the insured had been in the standard rating class and there were no optional insurance benefits.

  5. Each month, we reduce the amounts held in the Account and/or the Real Property Account for anticipated mortality charges attributable to each Contract. This charge compensates Pruco Life for the anticipated cost of paying death benefits to the beneficiaries of those persons who die during that period. The amount of this reduction is based on the 1980 Commissioner's Standard Ordinary Mortality Table (the "1980 CSO
     Table").


  6. We reduce the Account and/or the Real Property Account for the mortality and expense risks that Pruco Life assumes. This charge is made daily at an effective annual rate of 0.35% of the value of the Account's and/or the Real Property Account's assets. The mortality risk assumed is that insureds may live for a shorter period of time than that predicted by the 1980 CSO Table. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will be greater than Pruco Life estimated. During 1999, 1998, and 1997, Pruco Life received a total of approximately $1,452,000, $1,410,859, and $1,281,999, respectively, in mortality and expense risk charges.

  7. If the Contract includes riders, we make a deduction from each premium payment for charges applicable to those riders. A deduction will also be made if the rating class of the insured results in an extra charge.

  8. Pruco Life deducts an investment advisory fee daily from each portfolio at a rate, on an annualized basis, from 0.35% for the Stock Index Portfolio to 0.75% for the Global Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.

   The total expenses of each portfolio for the year 1999, expressed as a percentage of the average assets during the year, are shown below:

--------------------------------------------------------------------------------------------------------
                                                Total Portfolio Expenses
--------------------------------------------------------------------------------------------------------
                                                                             Total
                                     Investment           Other          Contractual        Total Actual
            Portfolio                Advisory Fee        Expenses          Expenses          Expenses*
--------------------------------------------------------------------------------------------------------
Money Market                             0.40%            0.02%             0.42%              0.40%
Diversified Bond                         0.40%            0.03%             0.43%              0.40%
Government Income                        0.40%            0.04%             0.44%              0.44%
Conservative Balanced                    0.55%            0.02%             0.57%              0.40%
Flexible Managed                         0.60%            0.02%             0.62%              0.40%
High Yield Bond                          0.55%            0.05%             0.60%              0.60%
Stock Index                              0.35%            0.04%             0.39%              0.39%
Equity Income                            0.40%            0.02%             0.42%              0.42%
Equity                                   0.45%            0.02%             0.47%              0.40%
Prudential Jennison                      0.60%            0.03%             0.63%              0.63%
Small Capitalization Stock               0.40%            0.05%             0.45%              0.45%
Global                                   0.75%            0.09%             0.84%              0.84%
Natural Resources                        0.45%            0.12%             0.57%              0.57%
--------------------------------------------------------------------------------------------------------


    * Some investment management fees and expenses charged to the Series Fund may be higher than those that were previously charged to the Pruco Life Series Fund, Inc. (0.4%), in which the Account previously invested. Pruco Life currently makes payments to the following five subaccounts so that the portfolio expenses indirectly borne by a Contract owner investing in the Money Market, Diversified Bond, Conservative Balanced, Flexible Managed, and Equity Portfolios will not exceed 0.4%. No such offset will be made with respect to the remaining portfolios, which had no counterparts in the Pruco Life Series Fund, Inc.


The earnings of the Account are taxed as part of the operations of Pruco Life. Currently, no charge is being made to the Account for Pruco Life's federal income taxes. We will review the question of a charge to the Account for Pruco Life's federal income taxes periodically. Such a charge may be made in the future for any federal income taxes that would be attributable to the Contracts.


Under current laws, Pruco Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contracts or the Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon Pruco Life that are attributable to the Account may result in a corresponding charge against the Account.


The investment management fee and other expenses charged against the Real Property Account are described in the attached prospectus for that investment option.

Requirements for Issuance of a Contract


As of January 1, 1992, these Contracts were no longer available for sale. The minimum initial guaranteed death benefit was $25,000. The Contract generally was issued on insureds below the age of 76. Before issuing any Contract, Pruco Life required evidence of insurability which may have included a medical examination. Non-smokers who met preferred underwriting requirements were offered the most favorable premium rate. Pruco Life charges a higher premium if an extra mortality risk is involved.

Short-Term Cancellation Right or "Free-Look"

Generally, a Contract may be returned for a refund within 10 days after it is received by the Contract owner, within 45 days after Part I of the application for insurance is signed or within 10 days after Pruco Life mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. The Contract owner will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.

Premiums

Premiums on the Contract are level, fixed, and payable in advance during the insured's lifetime on an annual, semi-annual, quarterly or monthly basis. If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate Pruco Life for the additional processing costs (see Charges and Expenses, page 2) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract year. The premium amount depends on the Contract's initial death benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification. If you pay premiums other than monthly, we will notify you about three weeks before each due date, that a premium is due. If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with Pruco Life's consent.

You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. You may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

The following table shows representative standard and preferred annual premium amounts for various face amounts:



                             $25,000 Face                       $100,000 Face
                                Amount                              Amount
                ------------------------------------------------------------------------
                     Preferred          Standard         Preferred          Standard
----------------------------------------------------------------------------------------
Male, age 25          $270.00           $283.25         $  990.00           $1,043.00
at issue
----------------------------------------------------------------------------------------
Female, age 35        $333.75           $342.75         $1,245.00           $1,281.00
 at issue
----------------------------------------------------------------------------------------
Male, age 40          $449.00           $484.50         $1,706.00           $1,848.00
at issue
----------------------------------------------------------------------------------------


The following table compares annual and monthly premiums for insureds who are standard risks. Note that in these examples, the sum of 12 monthly premiums for a particular Contract is approximately 105% to 110% of the annual premium for that Contract.


                                 $25,000 Face                      $100,000 Face
                                    Amount                             Amount
                ------------------------------------------------------------------------
                           Monthly            Annual          Monthly            Annual
----------------------------------------------------------------------------------------
Male, age 25                $26.00           $283.25           $ 92.00         $1,043.00
at issue
----------------------------------------------------------------------------------------
Female, age 35              $31.00           $342.75           $112.00         $1,281.00
 at issue
----------------------------------------------------------------------------------------
Male, age 40                $43.25           $484.50           $161.00         $1,848.00
at issue
----------------------------------------------------------------------------------------

There is a grace period of 31 days for each premium. During the grace period, the Contract will continue in effect. A Contract will lapse if a premium has not been paid by the end of the grace period. Upon lapse, you will have several options. You may continue the amount of insurance coverage in effect on the due date of the unpaid premium, less any Contract debt, for a fixed period or you may continue a lesser amount of insurance for the lifetime of the insured, or you may surrender the Contract for its net cash value. See Options on Lapse, page 2.

Premium Adjustment

If the insured dies during the grace period before the premium is paid, the portion of the unpaid premium that covers the period from the due date to the date of death will be deducted from the death benefit. If the insured dies while no premium is in default, we will increase the death benefit by the portion of the last premium that covers the period subsequent to the date of death.

Allocation of Premiums

The initial premium, after we deduct applicable charges, is allocated among the subaccounts and/or the Real Property Account, according to the desired allocation specified on the application. The invested portion of all subsequent premiums are placed in the selected investment option[s] as of the end of the valuation period when due (not when received) in accordance with the allocation you previously designated. The "valuation period" means the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open. Any premium payments received prior to the due date will be held in Pruco Life's general account, and the net premium will not be credited to your selected investment option until the due date. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office, or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future net premiums among the investment options. If any portion of a net premium is allocated to a particular subaccount or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33% cannot. Of course, the total allocation of all selected investment options must equal 100%.

Transfers

You may, up to four times in each Contract year, transfer amounts from one subaccount to another subaccount or to the Real Property Account. You may make such transfers provided the Contract is not in default or is inforce as variable reduced paid-up insurance (see Options on Lapse, page 2). Currently, you may make additional transfers, with our consent, without charge. All or a portion of the amount credited to a subaccount may be transferred. Transfers to and from the Real Property Account are subject to restrictions described in the prospectus for that investment option.

Transfers among subaccounts will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, see Assignment, page 2, depending on the terms of the assignment.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine.
Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the subaccounts and will be discouraged. If such a pattern were to be found, we may be required to modify the transfer procedures, including but not limited to refusing transfer requests of an agent under a power of attorney on behalf of more than one Contract owner.

How a Contract's Death Benefit Will Vary

Your Contract's death benefit will change on the first day of each Contract month by an amount that depends on the investment performance of your chosen subaccounts and/or the Real Property Account. However, your Contract's death benefit can never be less than the Contract's guaranteed minimum amount (assuming there is no outstanding Contract debt or premium in default). Generally, if the first premium was paid with the application, the Contract Date is the later of the date of the application or the date of a medical examination. If the first premium was not paid with the application, the Contract Date is ordinarily two or three days after the application is approved by Pruco Life so that it either coincides with or is prior to the date on which the first premium was paid. For the purpose of calculating benefits, the initial net premium is deemed to be placed in the Account on the Contract Date. Each succeeding Contract month starts on the same date in the month as the Contract Date. The first day of each Contract month is called the "Monthly date."

In the following discussion, we assume that all of the net premiums under a Contract are allocated to a single subaccount. If the value of the assets relating to the Contract held in the subaccount has increased due to investment performance during the Contract month at greater than a 4% annual rate, the Contract's death benefit will increase on the first day of the next Contract month. If the value of these assets decreases or increases at less than a 4% annual rate, the death benefit will decrease (but not below the guaranteed minimum amount). In determining the premiums for the Contract, we assume that the value of the assets increase due to investment performance at a rate of 4% a year. Therefore, the assets of the subaccount relating to a Contract must increase at an annual rate greater than 4% in order for the death benefit to increase.

The exact amount of death benefit changes is determined by an actuarial computation. The computation is based upon:

   (1)  the age and sex (except where unisex rates apply) of the insured;
   (2)  the size of the Contract;
   (3)  the number of years it has been in effect; and
   (4) the investment results of the subaccount in which the Contract participates.

Generally, a change in the dollar value of a subaccount's assets due to investment results will produce a larger change in the death benefit for a younger insured than for an older insured and a slightly larger change for a female insured than for a male.


Because the assets relating to a Contract tend to grow as net premiums are paid, the dollar change in the death benefit will tend to be greater for a Contract that has been inforce for a long time than for one that has been inforce for a short time, despite the fact that the insured is older.

If the assets in the applicable subaccount have earned less than 4%, and the death benefit accordingly equals the guaranteed minimum amount, we will keep a record of what the death benefit would have been had there not been a guaranteed minimum. If investment results become favorable and the value of the assets in the subaccount increase at a rate greater than 4% a year, the death benefit will not be more than the guaranteed minimum amount until the earlier unfavorable investment results have been offset. For example, suppose for the first three years the value of the assets in the subaccount increases due to investment performance at only a rate of 2% per year. The death benefit will remain at the guaranteed minimum amount. If the value of the assets increases at a rate of 8% in the fourth year, it might not be enough to offset the earlier unfavorable investment results. If so, the death benefit will not increase.

For further information, see the tables on pages T1 and T2. They show for various insureds how a Contract's death benefit and cash value will change if the gross investment return in the selected Series Fund portfolio[s] is 0%, 4% or 8%. In addition, the tables on pages T3 and T4 show, for various insureds, how a Contract's death benefit and cash value will change if the gross investment return is 0%, 6% or 12%.

How a Contract's Cash Value Will Vary

Your Contract has a cash value which may be obtained while the insured is living by surrender of the Contract. However, your Contract's cash value is not known in advance, even if it is assumed that premiums are paid when due, because it varies daily with the investment performance of your chosen subaccount[s] and/or the Real Property Account.

A Contract's value upon surrender is its "net cash value." The net cash value equals the cash value less any outstanding Contract debt. See Contract Loans, page 2. The following discussion of cash values assumes that there is no Contract debt, that no premium is in default, and that the net premiums have all been allocated to a single subaccount.

The cash value on every Monthly date will be equal to the cash value on the preceding Monthly date increased or decreased by the change in the value of the assets relating to the Contract, less the amount we need to provide for the death benefit for the period between the two dates. If a premium is due and paid on a Monthly date, the cash value on that date is further increased by the amount of the net premium. The cash value between Monthly dates is computed in a similar way.


While the death benefit increases if the value of the assets in the subaccount increases at a rate of more than 4% a year, the investment performance needed to produce an increase in the cash value cannot be stated in advance. It is different for insureds of different age and sex (except where unisex rates apply) at issue. It is also different for Contracts on comparable insureds if those Contracts have been in effect for different lengths of time. Moreover, the crediting of the net premium on the due date (even if it has not yet been paid) does not result in any change in the death benefit, while the cash value is assumed to increase by exactly the amount of the net premium. If the net premium is not paid before the end of the grace period, or if the Contract is surrendered before then, we will lower the cash value to take into account the failure to pay the premium on the due date.

The tables on pages T1 through T4 of this prospectus illustrate what the cash values would be for representative Contracts over extended periods, assuming uniform investment results, together with information about the aggregate premiums paid under these Contracts.

Because a substantial part of each premium is used to provide life insurance protection, the cash values cannot meaningfully be compared with the amounts that would have been available had the gross premiums been invested without obtaining life insurance protection.

Surrender of a Contract

You may surrender your Contract, in whole or in part, for its net cash value while the insured is living. A partial surrender essentially involves splitting an existing Contract into two Contracts. One is surrendered for its net cash value; the other is continued inforce on the same terms as the original Contract, except that the death benefit, the guaranteed minimum death benefit, and the cash value of the continuing Contract will all be proportionately reduced and a new lower Premium will be payable. The face amount immediately after the partial surrender must be at least equal to the minimum face amount applicable to the insured's Contract.

To surrender a Contract, in whole or in part, you must deliver or mail the Contract with a written request in a form that meets Pruco Life's needs, to a Home Office. The net cash value of a surrendered or partially surrendered Contract will be determined as of the date such request is received in a Home Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 2.

Withdrawal of a Portion of a Contract's Net Cash Value

An alternative to surrender or partial surrender of a Contract is a partial withdrawal of net cash value. You are permitted to withdraw a portion of your Contract's net cash value, generally, the portion resulting from investment performance exceeding 4% a year, without surrendering the Contract. This avoids splitting the Contract into two Contracts. We will reduce the death benefit by the amount of paid-up whole life insurance that the cash value withdrawn would have purchased for that Contract owner. We will reduce the guaranteed minimum death benefit so that the difference between the death benefit and the guaranteed minimum death benefit will be the same percentage of cash value as before the withdrawal. The right to withdraw such excess net cash value may be usefully compared with a partial surrender. If you elect to withdraw excess cash value, the Premium is not reduced. The cash value is reduced by exactly the amount of the withdrawal. Both the death benefit and the guaranteed minimum death benefit are also reduced but by a lesser amount than they would be under a partial surrender. It is important to note, however, that if the face amount is decreased, the Contract might be classified as a Modified Endowment Contract. For a brief discussion of the potential tax consequences of the withdrawal of your excess cash value, see Tax Treatment of Contract Benefits, page 2.

Upon request, we will tell you the amount of the net cash value that you may withdraw and the amount of the corresponding reductions in the death benefit and guaranteed minimum death benefit for that or any lesser amount of cash value withdrawn. You may withdraw a portion of the Contract's cash value to pay premiums on the Contract. This can be done once, occasionally, or automatically every year, to the extent investment performance warrants it. To exercise this right, you must deliver or mail a written request in a form that meets our needs to a Home Office.

When Proceeds Are Paid

We generally pay any death benefit, cash value or loan proceeds within seven days after receipt at a Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount is determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, we may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because: (1) the New York Stock Exchange is closed for other than a regular holiday or weekend; (2) trading is restricted by the SEC; or (3) the SEC declares that an emergency exists.

With respect to a Contract inforce as extended term or fixed reduced paid-up insurance, we expect to pay any cash value promptly upon request. However, we have the right to delay payment of such cash value for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% a year if we delay such a payment for 30 days or more (or a shorter period if required by applicable law).

Living Needs Benefit

The Living Needs Benefit is available under the Contract. It may be added to Contracts at issue and there is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

The Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. You should consult with a Pruco Life representative as to whether additional options may be available.

Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

Nursing Home Option. This option is available after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined by the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

Illustrations of Cash Values, Death Benefits, and Accumulated Premiums

The following four tables show how a Contract's death benefit and cash surrender values change with the investment performance of the Account. They are "hypothetical" because they are based, in part, upon several assumptions which are described below. All four tables assume the following:

 . a Contract with a face amount of $50,000 bought by a male of a given age, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

 .  the premium is paid on each Contract anniversary and no loans are taken.

 . the Contract value has been invested in equal amounts in each of the 13 available portfolios of the Series Fund and no portion of the Contract value has been allocated to the Real Property Account.

The first and third tables (pages T1 and T3) assume a Contract purchased by a 25 year old male and the second and fourth tables (pages T2 and T4) assume a Contract purchased by a 40 year old male. All four tables assume the current charges will continue for the indefinite future.

Finally, there are five assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average Contract value uniformly adversely affected by very unfavorable investment performance. The other four assumptions are that investment performance will be at a uniform gross annual rate of 4%, 6%, 8% and 12%. Actual returns will fluctuate from year to year.
In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 4%, 6%, 8% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values change with investment experience. The first two tables (pages T1 and T2) assume uniform gross annual rates of 0%, 4%, and 8%. The third and fourth tables (pages T3 and T4) assume uniform gross annual rates of 0%, 6% and 12%.

The first column in the following four tables (pages T1 through T4) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next three columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last three columns show the cash surrender value payable in each of the years shown for the three different assumed investment returns.


A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects average total annual expenses of the 13 portfolios of 0.49%, and the daily deduction from the Contract value of 0.35% per year. Thus, based on the above assumptions, gross investment returns of 0%, 4%, 6%, 8% and 12% are the equivalent of net investment returns of -0.84%, 3.16%, 5.16%, 7.16% and 11.16%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.49% and will depend on which subaccounts are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.

Your Pruco Life representative can provide you with a hypothetical illustration for your own age, sex and rating class.

                                  ILLUSTRATIONS
                                  -------------

                        VARIABLE LIFE INSURANCE CONTRACT
                                MALE ISSUE AGE 25
                        $50,000 GUARANTEED DEATH BENEFIT
            $536.50 ANNUAL PREMIUM FOR STANDARD UNDERWRITING RISK (1)


                                              Death Benefit (2)                                   Cash Value (2)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       4% Gross         8% Gross           0% Gross       4% Gross         8% Gross
    Year        Per Year         (-0.84% Net)     (3.16% Net)     (7.16% Net)       (-0.84% Net)     (3.16% Net)     (7.16% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1          $   558             $50,000         $50,000        $ 50,012             $   22         $    25         $    28
     2          $ 1,138             $50,000         $50,000        $ 50,081             $  376         $   396         $   416
     3          $ 1,742             $50,000         $50,000        $ 50,208             $  729         $   781         $   834
     4          $ 2,369             $50,000         $50,000        $ 50,394             $1,080         $ 1,178         $ 1,282
     5          $ 3,022             $50,000         $50,000        $ 50,641             $1,438         $ 1,598         $ 1,772
     6          $ 3,701             $50,000         $50,000        $ 50,948             $1,791         $ 2,029         $ 2,295
     7          $ 4,407             $50,000         $50,000        $ 51,316             $2,141         $ 2,473         $ 2,854
     8          $ 5,141             $50,000         $50,000        $ 51,746             $2,486         $ 2,929         $ 3,449
     9          $ 5,905             $50,000         $50,000        $ 52,237             $2,827         $ 3,396         $ 4,083
    10          $ 6,699             $50,000         $50,000        $ 52,790             $3,162         $ 3,874         $ 4,759
    15          $11,172             $50,000         $50,000        $ 56,492             $4,734         $ 6,419         $ 8,811
    20          $16,615             $50,000         $50,000        $ 61,794             $6,094         $ 9,173         $14,195
    25          $23,237             $50,000         $50,000        $ 68,772             $7,231         $12,113         $21,291
    30          $31,293             $50,000         $50,000        $ 77,552             $8,121         $15,179         $30,528
40 (Age 65)     $53,020             $50,000         $50,000        $101,225             $9,039         $21,248         $57,143

(1) If premiums are paid more frequently than annually, the payments would be $274.50 semi-annually, $139.50 quarterly or $48 monthly. The death benefits and cash values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

     The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, and 8% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                      T1

                       VARIABLE LIFE INSURANCE CONTRACT
                               MALE ISSUE AGE 40
                       $50,000 GUARANTEED DEATH BENEFIT
            $939 ANNUAL PREMIUM FOR STANDARD UNDERWRITING RISK (1)

                                              Death Benefit (2)                                   Cash Value (2)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       4% Gross         8% Gross           0% Gross       4% Gross         8% Gross
    Year        Per Year         (-0.84% Net)     (3.16% Net)     (7.16% Net)       (-0.84% Net)     (3.16% Net)     (7.16% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1          $   977             $50,000         $50,000         $50,029            $   197         $   208         $   219
     2          $ 1,992             $50,000         $50,000         $50,121            $   815         $   863         $   912
     3          $ 3,048             $50,000         $50,000         $50,275            $ 1,417         $ 1,527         $ 1,642
     4          $ 4,147             $50,000         $50,000         $50,491            $ 2,002         $ 2,199         $ 2,411
     5          $ 5,289             $50,000         $50,000         $50,776            $ 2,642         $ 2,955         $ 3,298
     6          $ 6,477             $50,000         $50,000         $51,127            $ 3,265         $ 3,721         $ 4,234
     7          $ 7,713             $50,000         $50,000         $51,546            $ 3,871         $ 4,498         $ 5,221
     8          $ 8,998             $50,000         $50,000         $52,032            $ 4,459         $ 5,284         $ 6,262
     9          $10,335             $50,000         $50,000         $52,586            $ 5,031         $ 6,081         $ 7,360
    10          $11,725             $50,000         $50,000         $53,207            $ 5,584         $ 6,888         $ 8,517
    15          $19,554             $50,000         $50,000         $57,324            $ 8,051         $11,012         $15,247
    20          $29,080             $50,000         $50,000         $63,155            $ 9,969         $15,178         $23,749
25 (Age 65)     $40,670             $50,000         $50,000         $70,776            $11,330         $19,268         $34,348


 (1) If premiums are paid more frequently than annually, the payments would be $479.50 semi-annually, $243 quarterly or $82.50 monthly. The death benefits and cash values would be slightly different for a Contract with more frequent premium payments.

 (2) Assumes no Contract loan has been made.

     The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, and 8% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                      T2

                       VARIABLE LIFE INSURANCE CONTRACT
                               MALE ISSUE AGE 25
                       $50,000 GUARANTEED DEATH BENEFIT
           $536.50 ANNUAL PREMIUM FOR STANDARD UNDERWRITING RISK (1)


                                              Death Benefit (2)                                   Cash Value (2)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       6% Gross        12% Gross           0% Gross       6% Gross        12% Gross
    Year        Per Year         (-0.84% Net)     (5.16% Net)    (11.16% Net)       (-0.84% Net)     (5.16% Net)    (11.16% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1          $   558             $50,000         $50,004        $ 50,026             $   22         $    26        $     31
     2          $ 1,138             $50,000         $50,030        $ 50,184             $  376         $   406        $    437
     3          $ 1,742             $50,000         $50,076        $ 50,480             $  729         $   807        $    890
     4          $ 2,369             $50,000         $50,143        $ 50,921             $1,080         $ 1,229        $  1,393
     5          $ 3,022             $50,000         $50,230        $ 51,516             $1,438         $ 1,683        $  1,962
     6          $ 3,701             $50,000         $50,339        $ 52,272             $1,791         $ 2,158        $  2,592
     7          $ 4,407             $50,000         $50,467        $ 53,198             $2,141         $ 2,657        $  3,290
     8          $ 5,141             $50,000         $50,615        $ 54,301             $2,486         $ 3,178        $  4,061
     9          $ 5,905             $50,000         $50,783        $ 55,589             $2,827         $ 3,723        $  4,914
    10          $ 6,699             $50,000         $50,969        $ 57,073             $3,162         $ 4,293        $  5,855
    15          $11,172             $50,000         $52,176        $ 67,787             $4,734         $ 7,510        $ 12,215
    20          $16,615             $50,000         $53,805        $ 85,192             $6,094         $11,376        $ 22,453
    25          $23,237             $50,000         $55,816        $111,492             $7,231         $15,974        $ 38,826
    30          $31,293             $50,000         $58,179        $149,847             $8,121         $21,355        $ 64,762
40 (Age 65)     $53,020             $50,000         $63,871        $282,392             $9,039         $34,363        $167,630


 (1) If premiums are paid more frequently than annually, the payments would be $274.50 semi-annually, $139.50 quarterly or $48 monthly. The death benefits and cash values would be slightly different for a Contract with more frequent premium payments.

 (2) Assumes no Contract loan has been made.

     The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                      T3

                       VARIABLE LIFE INSURANCE CONTRACT
                               MALE ISSUE AGE 40
                       $50,000 GUARANTEED DEATH BENEFIT
            $939 ANNUAL PREMIUM FOR STANDARD UNDERWRITING RISK (1)


                                              Death Benefit (2)                                   Cash Value (2)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       6% Gross        12% Gross           0% Gross       6% Gross        12% Gross
    Year        Per Year         (-0.84% Net)     (5.16% Net)    (11.16% Net)       (-0.84% Net)     (5.16% Net)    (11.16% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1          $   977             $50,000         $50,011        $ 50,066            $   197         $   214         $   231
     2          $ 1,992             $50,000         $50,044        $ 50,276            $   815         $   888         $   962
     3          $ 3,048             $50,000         $50,100        $ 50,637            $ 1,417         $ 1,584         $ 1,762
     4          $ 4,147             $50,000         $50,177        $ 51,152            $ 2,002         $ 2,303         $ 2,637
     5          $ 5,289             $50,000         $50,278        $ 51,841            $ 2,642         $ 3,123         $ 3,674
     6          $ 6,477             $50,000         $50,402        $ 52,712            $ 3,265         $ 3,970         $ 4,810
     7          $ 7,713             $50,000         $50,547        $ 53,770            $ 3,871         $ 4,846         $ 6,056
     8          $ 8,998             $50,000         $50,715        $ 55,025            $ 4,459         $ 5,752         $ 7,419
     9          $10,335             $50,000         $50,903        $ 56,486            $ 5,031         $ 6,689         $ 8,914
    10          $11,725             $50,000         $51,112        $ 58,161            $ 5,584         $ 7,657         $10,550
    15          $19,554             $50,000         $52,450        $ 70,153            $ 8,051         $12,940         $21,322
    20          $29,080             $50,000         $54,234        $ 89,463            $ 9,969         $18,928         $37,968
25 (Age 65)     $40,670             $50,000         $56,418        $118,493            $11,330         $25,592         $63,448


 (1) If premiums are paid more frequently than annually, the payments would be $479.50 semi-annually, $243 quarterly or $82.50 monthly. The death benefits and cash values would be slightly different for a Contract with more frequent premium payments.

 (2) Assumes no Contract loan has been made.

     The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                      T4

Contract Loans

You may borrow from Pruco Life an amount up to the current loan value of your Contract using the Contract as the only security for the loan. Generally, the loan value of a Contract is 75% of its cash value. The minimum amount that may be borrowed at any one time is $500, unless the loan is used to pay premiums on the Contract. If you pay premiums other than monthly, you may elect in advance to have Pruco Life automatically make a loan against the Contract, if the net cash value is large enough, in order to pay a premium that has not been paid at the end of a grace period. In some states this automatic premium loan may be available to Contract owners who pay premiums monthly.

If you request a loan, you may choose one of two interest rate options. You may elect to have interest charges accrue daily at a fixed effective annual rate of 5.5% (6% for Contracts issued to Texas residents). Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to the variable interest loan provision, or vice-versa, with Pruco Life's consent.


If you elect the variable loan interest rate provision, you may borrow up to 90% of the Contract's cash value and interest on any loan will accrue daily at an annual rate Pruco Life determines at the start of each Contract year (instead of at the fixed 5.5% rate). The interest rate will not exceed the greatest of (1) the "Published Monthly Average" for the calendar month ending two months before the calendar month of the Contract anniversary; (2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The "Published Monthly Average" means Moody's Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service or, if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 1999 ranged from 6.76% to 7.93%.


Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the amount of the loan. The Contract debt is the amount of all outstanding loans plus any interest accrued thereon. If at any time the Contract debt exceeds what the net cash value would be if there were no Contract debt, Pruco Life will notify you of its intent to terminate the Contract in 31 days, within which time you may repay all or enough of the loan to keep the Contract inforce. If you fail to keep the Contract inforce, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See Tax Treatment of Contract Benefits - Pre-Death Distributions, page 2, and Lapse and Reinstatement, page 2.

When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options. The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract. While a fixed-rate loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract's assets, but will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment option[s]. While a loan made pursuant to the variable loan interest rate provision is outstanding, the amount that was transferred is credited with a rate which is 1% less than the loan interest rate for the Contract year, rather than with the actual rate of return of the subaccount[s] and/or the Real Property Account. Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time when Pruco Life fixes a new rate, the new interest rate applies.

If the death benefit becomes payable while a loan is outstanding, or if the Contract is surrendered, any Contract debt is deducted from the proceeds otherwise payable.

A loan will have a permanent effect on a Contract's death benefit and cash value because the investment results of the selected investment options will apply only to the amount remaining in those investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, the death benefit and cash value will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, the death benefit and the cash value will not be as adversely affected as they would have been had no loan been made. Loan repayments are allocated to the investment options proportionately based on their balances at the time of the loan repayment.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 2.

Right to Exchange a Contract for a Fixed-Benefit Whole-Life Policy--

At any time during the first 24 months after a Contract is issued, so long as no premium due remains unpaid, the owner may exchange it for a fixed benefit whole-life policy on the insured's life. No evidence of insurability will be required to make an exchange. The new policy's death benefit will be the same as the guaranteed minimum amount of the Contract. The new policy will also have the same issue date and risk classification for the insured as the Contract, but it will be issued by Prudential and will be a participating (potentially dividend paying) policy. Premiums for the new policy will be based on Prudential's rates in effect on the original issue date for the same class of risk which are currently higher than premiums under the Contract. The new policy's cash value will be the same as it would have been had the new policy been purchased at the outset. There will be an equitable cash adjustment on the exchange equal to the difference between the premiums on the new policy and the premiums on the Contract for the period between the Contract Date and the date of the exchange, reduced by the amount, if any, by which the cash value of the Contract on the date of the exchange exceeds what the cash value would have been had the subaccounts and/or the Real Property Account in which the Contract participated uniformly earned the assumed investment return of 4%. A further adjustment will be made for any differences in premiums for any optional benefits carried over to the new policy.

The exchange will be effective when Pruco Life receives a written request in a form that meets its needs, and receives the Contract and payment of any adjustment due on the exchange. Any outstanding Contract debt must be repaid on or before the effective date of the exchange.

You may exchange the Contract for a fixed-benefit life insurance policy according to procedures meeting applicable state insurance law requirements if the Series Fund or one of its portfolios has a material change in its investment policy. Pruco Life, in conjunction with the Arizona Director of Insurance, will determine if a change in investment policy is material. You will be able to exchange within 60 days of receipt of notice of such a material change or of the effective date of the change, whichever is later. Upon such an exchange, there will be a cash adjustment based on any difference in net cash value between the Contract and the new policy.

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.


Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the prospectus for the Series Fund.

We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:


 .    you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,

 .    the Contract's death benefit will be income tax free to your beneficiary.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to ensure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

     Contracts Not Classified as Modified Endowment Contracts.


 .    If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

 . Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract value exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

 . Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

 . Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts.

 .  The rules change if the Contract is classified as a Modified Endowment
   Contract. The Contract could be classified as a Modified Endowment Contract if a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Pruco Life representative if you are contemplating any of these steps.


 . If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the cash value exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

 . Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

 . All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt, or on other loans that are incurred or continued to purchase or carry the Contract, may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.


Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract values or death benefits received under business-owned life insurance policies.

Lapse and Reinstatement

This Contract ensures that insurance protection remains in effect as long as premiums are paid. However, if a premium is not paid on or before each due date, or within the 31 day grace period after each due date, the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits on page 2.

A Contract that lapses may be reinstated within three years after the date of default unless the Contract has been surrendered for its cash value. We require renewed evidence of insurability and submission of certain payments due under the Contract to reinstate a lapsed Contract.

If a Contract does lapse, it may still provide some benefits. Those benefits are described below under Options on Lapse.

Options on Lapse

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Pruco Life prior to the end of the 31 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

1. Extended Term Insurance. With one exception explained below, if you do not communicate at all with Pruco Life, life insurance coverage will continue for a length of time that depends on: (1) the net cash value on the due date of the first unpaid premium; (2) the amount of insurance; and (3) the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the due date of the unpaid premium, taking into account any Contract debt on that date. The amount will not change while the insurance stays inforce. This benefit is known as extended term insurance. We will tell you in writing how long the insurance will be in effect. Extended term insurance has a cash value but no loan value.

Contracts issued on the lives of certain insureds in high risk rating classes will include a statement that extended term insurance will not be provided. In that case, variable reduced paid-up insurance (as described in item 3 below) will be the automatic benefit provided on lapse for Contracts issued in jurisdictions where required approvals have been obtained from regulatory authorities. Pruco Life has received such approvals in all jurisdictions except the District of Columbia and Texas. The automatic benefit provided on lapse for these insureds under Contracts issued in these two remaining jurisdictions will be fixed reduced paid-up insurance (as described in item 2 below).

2. Fixed Reduced Paid-Up Insurance. You may choose to have insurance coverage provided for the lifetime of the insured. The amount will be lower than what extended term insurance would provide. This is known as fixed reduced paid-up insurance. The insurance amount will depend on the net cash value on the due date of the first premium in default, and the age and sex (except where unisex rates apply) of the insured. The amount will not change thereafter unless a loan is taken against the fixed reduced paid-up insurance. We will tell you what the amount will be. Apart from the case described above, in which fixed reduced paid-up insurance is the automatic benefit provided on lapse, the Contract owner who wants fixed reduced paid-up insurance must ask for it in writing, in a form that meets Pruco Life's needs, within three months of the due date of the first unpaid premium. Fixed reduced paid-up insurance has a cash value and a loan value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits, page 2.

3. Variable Reduced Paid-Up Insurance. Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the net cash value on the due date of the first premium in default and the age and sex (except where unisex rates apply) of the insured. This will be a new guaranteed minimum death benefit. Aside from this guarantee, the cash value and the amount of insurance will vary with investment performance in the same manner as a Contract inforce on a premium paying basis (see How a Contract's Death Benefit Will Vary, page 2 and How a Contract's Cash Value Will Vary, page 2). Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts (see Contract Loans, page 2). The availability of variable reduced paid-up insurance is subject to the receipt of required state regulatory approvals. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits, page 2.

Variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds in those jurisdictions where regulatory approval has been obtained for such insurance. Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets our needs, within three months of the date of default; it will be available to such Contract owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.

4. Payment of Net Cash Value. You can receive the net cash value by surrendering the Contract and making a written request in a form that meets our needs. If we receive the request within the grace period of a premium in default, the net cash value will be the net cash value as of the due date of that premium, adjusted for any loan made or repaid during the grace period, plus or minus an amount that depends upon the investment performance between the due date and the date we receive the request. Whether the net cash value as of the due date of the unpaid premium is increased or decreased by subsequent investment performance depends upon whether or not the assets relating to the Contract have increased at more than 4% a year. If we receive the request after the grace period expires, the net cash value will be the net value of any extended term insurance then inforce, or the net value of any reduced paid-up insurance then inforce (either fixed or variable), less any Contract debt. Surrender of the Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 2.

Legal Considerations Relating to Sex-Distinct Premiums and Benefits-

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male mortality tables, whether the insured is male or female. In addition, employers and employee organizations who purchased a Contract should consult their legal advisers to determine whether a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Other General Contract Provisions

Assignment. This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation. Generally, the Contract may not be assigned to another insurance company or to an employee benefit plan without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

Beneficiary. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

Incontestability. We will not contest the Contract after it has been inforce during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Pruco Life's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

Misstatement of Age or Sex. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the premium would have provided at the correct age and sex.

Settlement Options. The Contract grants to most owners, or to the beneficiary, a wide variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

Riders

Contract owners may be able to obtain extra fixed benefits, which may require an additional premium. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to the riders will be deducted from the premiums.

One rider pays additional death benefit if the insured dies in an accident. Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child. The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider. Any Pruco Life representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life upon written request.

Substitution of Series Fund Shares

Although Pruco Life believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes or the unavailability of shares for investment. In that event, Pruco Life may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. Contract owners will be notified of any such substitution.

Reports to Contract Owners

Once each Contract year (except where the Contract is inforce as fixed extended term insurance or fixed reduced paid-up insurance), Pruco Life will send you a statement that provides certain information pertinent to your own Contract.
This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

You will also be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each portfolio.


Sale of the Contract and Sales Commissions

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey, 07102-3777. The Contract was sold by registered representatives of Prusec who were also authorized by state insurance departments to do so. The Contract may also have been sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below.


Where the insured is less than 58 years of age, the representative will generally receive a commission of no more than 50% of the premiums for the first year, no more than 11% of the premiums for the second, third, and fourth years, no more than 3% of the premiums for the fifth through tenth years, and no more than 2% of the premiums thereafter. For insureds over 58 years of age, the commission will be lower. Representatives with less than three years of service may be paid on a different basis. Representatives who met certain productivity, profitability, and persistency standards with regard to the sale of the Contract may be eligible for additional compensation.


Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life's surplus, which may include the amounts derived from the risk charge and the mortality and expense risk charge, described in items 5 and 7 under Charges and Expenses, page 2.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Experts


The consolidated financial statements of Pruco Life and its subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and the financial statements of the Account as of December 31, 1999 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Nancy D. Davis, FSA, MAAA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.


Litigation and Regulatory Proceedings


We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.


In particular, Pruco Life and Prudential have been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including Pruco Life, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls and a series of fines, and are in the process of distributing final remediation relief to eligible class members. In many instances, claimants have the right to "appeal" the decision to an independent reviewer. The bulk of such appeals were resolved in 1999, and the balance is expected to be addressed in 2000. As of January 31, 2000, Prudential and/or Pruco Life remained a party to two putative class actions and approximately 158 individual actions relating to permanent life insurance policies issued in the United States between 1982 and 1995. Additional suits may be filed by individuals who opted out of the settlements. While the approval of the class action settlement is now final, Prudential and Pruco Life remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to their sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.


Prudential has indemnified Pruco Life for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.


In 1999, 1998, 1997 and 1996, Prudential recorded provision in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issues.

Additional Information


Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.

Further information may also be obtained from Pruco Life. Its address and telephone number are set forth on the inside front cover of this prospectus.

Financial Statements


The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life, listed with their principal occupations during the past five years, are shown below.
                             DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., Chairman and Director - President, Prudential Individual Life Insurance since 1998; 1997 to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group; 1995 to 1997: President, Prudential Select.

WILLIAM M. BETHKE, Director - Chief Investment Officer, Prudential since 1997; prior to 1997: President, Prudential Capital Markets Group.

IRA J. KLEINMAN, Director - Executive Vice President, Prudential International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group.

ESTHER H. MILNES, President and Director - Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.

DAVID R. ODENATH, JR., Director - President, Prudential Investments since 1999; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber.

I. EDWARD PRICE, Vice Chairman and Director - Senior Vice President and Actuary, Prudential Individual Life Insurance since 1998; 1995 to 1998: Senior Vice President and Actuary, Prudential Individual Insurance Group.

KIYOFUMI SAKAGUCHI, Director - President and CEO, Prudential International Insurance Group since 1995.

                         OFFICERS WHO ARE NOT DIRECTORS

C. EDWARD CHAPLIN, Treasurer - Vice President and Treasurer, Prudential since 1995.

JAMES C. DROZANOWSKI, Senior Vice President - Vice President, Operations and Systems, Prudential Individual Financial Services since 1998; 1996 to 1998: Vice President and Operations Executive, Prudential Individual Insurance Group; 1995 to 1996: President, Credit Card Division, Chase Manhattan Bank.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary - Chief Counsel, Variable Products, Prudential Law Department since 1995.

HIROSHI NAKAJIMA, Senior Vice President - President and CEO, Pruco Life Insurance Company Taiwan Branch since 1997; prior to 1997: Senior Managing Director, Prudential Life Insurance Co., Ltd.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary - Vice President and Associate Actuary, Prudential since 1996; prior to 1996: Vice President and Assistant Actuary, Prudential Corporate Risk Management.

DENNIS G. SULLIVAN, Vice President and Chief Accounting Officer - Vice President and Deputy Controller, Prudential since 1998; 1997 to 1998: Vice President and Controller, ContiFinancial Corporation; prior to 1997: Director, Salomon Brothers.

The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

Pruco Life directors and officers are elected annually.

                            FINANCIAL STATEMENTS OF
                     PRUCO LIFE VARIABLE INSURANCE ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 1999

                                                                                    SUBACCOUNTS
                                                   ------------------------------------------------------------------------------
                                                       MONEY        DIVERSIFIED                       FLEXIBLE     CONSERVATIVE
                                                      MARKET           BOND          EQUITY            MANAGED       BALANCED
                                                     PORTFOLIO       PORTFOLIO      PORTFOLIO         PORTFOLIO      PORTFOLIO
                                                   -------------   -------------   -------------    -------------   -------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios, at net asset value [Note 3] ....   $  15,778,117   $  21,009,192   $ 158,874,301    $ 140,913,624   $  45,886,703
  Receivable from (Payable to)
    Pruco Life Insurance Company [Note 2] ......   $         115   $      (5,540)  $     (27,971)   $     (41,789)  $      (3,484)
                                                   -------------   -------------   -------------    -------------   -------------
  Net Assets ...................................   $  15,778,232   $  21,003,652   $ 158,846,330    $ 140,871,835   $  45,883,219
                                                   =============   =============   =============    =============   =============
NET ASSETS, representing:
  Equity of contract owners [Note 4] ...........   $  15,778,232   $  21,003,652   $ 158,846,330    $ 140,871,835   $  45,883,219
                                                   -------------   -------------   -------------    -------------   -------------
                                                   $  15,778,232   $  21,003,652   $ 158,846,330    $ 140,871,835   $  45,883,219
                                                   =============   =============   =============    =============   =============


          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A18

                                      A1

                                                   SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
    HIGH                                                                                                             SMALL
    YIELD           STOCK          EQUITY          NATURAL                        GOVERNMENT       PRUDENTIAL    CAPITALIZATION
    BOND            INDEX          INCOME         RESOURCES         GLOBAL          INCOME          JENNISON          STOCK
  PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
-------------   -------------   -------------    -------------    -------------   -------------    -------------   -------------

$   2,050,500   $  14,383,739   $   4,876,854    $   2,099,662    $   2,161,420   $     576,752    $   6,297,125   $   1,220,255

$         117   $       6,436   $      (1,645)   $      (1,070)   $       5,499   $        (463)   $         197   $          24
-------------   -------------   -------------    -------------    -------------   -------------    -------------   -------------
$   2,050,617   $  14,390,175   $   4,875,209    $   2,098,592    $   2,166,919   $     576,289    $   6,297,322   $   1,220,279
=============   =============   =============    =============    =============   =============    =============   =============

$   2,050,617   $  14,390,175   $   4,875,209    $   2,098,592    $   2,166,919   $     576,289    $   6,297,322   $   1,220,279
-------------   -------------   -------------    -------------    -------------   -------------    -------------   -------------
$   2,050,617   $  14,390,175   $   4,875,209    $   2,098,592    $   2,166,919   $     576,289    $   6,297,322   $   1,220,279
=============   =============   =============    =============    =============   =============    =============   =============



          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A18




                                      A2

                            FINANCIAL STATEMENTS OF
                     PRUCO LIFE VARIABLE INSURANCE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 1999, 1998 and 1997

                                                                                  SUBACCOUNTS
                                              -----------------------------------------------------------------------------------
                                                               MONEY                                    DIVERSIFIED
                                                              MARKET                                       BOND
                                                             PORTFOLIO                                   PORTFOLIO
                                              ---------------------------------------  ------------------------------------------
                                                 1999          1998           1997          1999           1998          1997
                                              ----------    ----------     ----------   ------------   -----------    -----------
INVESTMENT INCOME
  Dividend income                             $  773,452    $  835,102     $  836,324   $          0   $ 1,391,536    $ 1,601,924
                                              ----------    ----------     ----------   ------------   -----------    -----------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A]                                     55,476        55,810         55,267         76,065        79,178         76,182
  Reimbursement for excess expenses
    [Note 5B]                                     (3,875)       (2,476)        (3,473)        (5,718)       (5,487)        (5,282)
                                              ----------    ----------     ----------   ------------   -----------    -----------
NET EXPENSES                                      51,601        53,334         51,794         70,347        73,691         70,900
                                              ----------    ----------     ----------   ------------   -----------    -----------
NET INVESTMENT INCOME (LOSS)                     721,851       781,768        784,530        (70,347)    1,317,845      1,531,024
                                              ----------    ----------     ----------   ------------   -----------    -----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received                 0             0              0         61,188        82,393        256,143
  Realized gain (loss) on shares redeemed              0             0              0         43,189        60,094         66,809
  Net change in unrealized gain (loss)
    on investments                                     0             0              0       (278,483)       22,976       (146,333)
                                              ----------    ----------     ----------   ------------   -----------    -----------
NET GAIN (LOSS) ON INVESTMENTS                         0             0              0       (174,106)      165,463        176,619
                                              ----------    ----------     ----------   ------------   -----------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                                  $  721,851    $  781,768     $  784,530   $   (244,453)  $ 1,483,308    $ 1,707,643
                                              ==========    ==========     ==========   ============   ===========    ===========


          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A18

                                      A3

                                                      SUBACCOUNTS (CONTINUED)
 --------------------------------------------------------------------------------------------------------------------------------
                                                             FLEXIBLE                                  CONSERVATIVE
                  EQUITY                                      MANAGED                                    BALANCED
                 PORTFOLIO                                   PORTFOLIO                                   PORTFOLIO
 ----------------------------------------       -------------------------------------    ----------------------------------------
    1999          1998           1997             1999         1998           1997          1999           1998          1997
 -----------    -----------   -----------       --------   -----------    -----------    -----------   -----------    -----------

 $ 2,667,897    $ 2,814,411   $ 3,187,180       $  6,384   $ 4,501,410    $ 3,834,599    $ 1,859,236   $ 1,886,966    $ 1,888,751
 -----------    -----------   -----------       --------   -----------    -----------    -----------   -----------    -----------



     551,008        539,855       483,733        491,946       483,278        443,641        159,486       155,272        142,257

    (130,040)      (134,660)     (107,340)      (329,489)     (314,445)      (287,241)       (81,906)      (76,645)       (66,633)
 -----------    -----------   -----------       --------   -----------    -----------    -----------   -----------    -----------
     420,968        405,195       376,393        162,457       168,833        156,400         77,580        78,627         75,624
 -----------    -----------   -----------       --------   -----------    -----------    -----------   -----------    -----------
   2,246,929      2,409,216     2,810,787       (156,073)    4,332,577      3,678,199      1,781,656     1,808,339      1,813,127
 -----------    -----------   -----------       --------   -----------    -----------    -----------   -----------    -----------


  18,723,020     16,795,689     7,940,023      1,619,768    14,260,580     19,922,569        258,906     2,695,586      4,545,796
   4,548,126      3,408,087     2,949,502        884,995       712,514      1,255,186        225,411       161,339        266,426

  (7,270,651)    (9,387,276)   15,968,968      8,061,424    (6,089,816)    (4,233,520)       623,595       163,231     (1,618,876)
 -----------    -----------   -----------       --------   -----------    -----------    -----------   -----------    -----------
  16,000,495     10,816,500    26,858,493     10,566,187     8,883,278     16,954,235      1,107,912     3,020,156      3,193,346
 -----------    -----------   -----------       --------   -----------    -----------    -----------   -----------    -----------


$ 18,247,424   $ 13,225,716  $ 29,669,280   $ 10,410,114  $ 13,215,855   $ 20,632,434    $ 2,889,568   $ 4,828,495    $ 5,006,473
============   ============  ============   ============  ============   ============    ===========   ===========    ===========


          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A18


                                      A4

                            FINANCIAL STATEMENTS OF
                     PRUCO LIFE VARIABLE INSURANCE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 1999, 1998 and 1997

                                                                                  SUBACCOUNTS
                                            -----------------------------------------------------------------------------
                                                            HIGH YIELD                             STOCK
                                                               BOND                                INDEX
                                                             PORTFOLIO                            PORTFOLIO
                                            --------------------------------------   ------------------------------------
                                               1999          1998          1997        1999          1998         1997
                                            ----------    ----------    ----------   ----------   ----------   ----------
INVESTMENT INCOME
  Dividend income .......................   $    5,859    $  211,661    $  203,212   $  137,026   $  121,318   $  113,569
                                            ----------    ----------    ----------   ----------   ----------   ----------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] ...........................        7,331         7,816         7,466       44,282       34,188       26,197
  Reimbursement for excess expenses
    [Note 5B] ...........................            0             0             0            0            0            0
                                            ----------    ----------    ----------   ----------   ----------   ----------
NET EXPENSES ............................        7,331         7,816         7,466       44,282       34,188       26,197
                                            ----------    ----------    ----------   ----------   ----------   ----------
NET INVESTMENT INCOME (LOSS) ............       (1,472)      203,845       195,746       92,744       87,130       87,372
                                            ----------    ----------    ----------   ----------   ----------   ----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ..            0             0             0      168,471      171,765      237,151
  Realized gain (loss) on shares redeemed      (19,910)        5,099         2,954      338,883      264,889      199,378
  Net change in unrealized gain (loss)
    on investments ......................      109,845      (265,563)       70,466    1,754,110    1,894,964    1,512,588
                                            ----------    ----------    ----------   ----------   ----------   ----------

NET GAIN (LOSS) ON INVESTMENTS ..........       89,935      (260,464)       73,420    2,261,464    2,331,618    1,949,117
                                            ----------    ----------    ----------   ----------   ----------   ----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ............................   $   88,463    $  (56,619)   $  269,166   $2,354,208   $2,418,748   $2,036,489
                                            ==========    ==========    ==========   ==========   ==========   ==========

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A18

                                      A5


                                                  SUBACCOUNTS (CONTINUED)
 -------------------------------------------------------------------------------------------------------------------------
                EQUITY                                   NATURAL
                INCOME                                   RESOURCES                                  GLOBAL
               PORTFOLIO                                 PORTFOLIO                                PORTFOLIO
 --------------------------------------   --------------------------------------    -------------------------------------
    1999          1998          1997         1999          1998          1997          1999           1998          1997
 ----------    ----------    ----------   ----------    ----------    ----------    ----------    ----------   ----------

 $  112,510    $  125,396    $   94,263   $   12,224    $   14,132    $   11,074    $    6,718    $   16,927   $   13,090
 ----------    ----------    ----------   ----------    ----------    ----------    ----------    ----------   ----------



     17,000        16,528        12,518        6,092         5,972         7,715         5,511         4,264        3,694

          0             0             0            0             0             0             0             0            0
 ----------    ----------    ----------   ----------    ----------    ----------    ----------    ----------   ----------
     17,000        16,528        12,518        6,092         5,972         7,715         5,511         4,264        3,694
 ----------    ----------    ----------   ----------    ----------    ----------    ----------    ----------   ----------
     95,510       108,868        81,745        6,132         8,160         3,359         1,207        12,663        9,396
 ----------    ----------    ----------   ----------    ----------    ----------    ----------    ----------   ----------


    545,521       280,645       382,984            0        92,057       239,014        11,781        57,458       51,660
     91,922        62,840        33,336      (13,382)      (33,638)       40,949        69,517        25,387        6,455

   (177,509)     (626,566)      591,189      645,398      (381,691)     (534,111)      598,146       173,653       (9,784)
 ----------    ----------    ----------   ----------    ----------    ----------    ----------    ----------   ----------

    459,934      (283,081)    1,007,509      632,016      (323,272)     (254,148)      679,444       256,498       48,331
 ----------    ----------    ----------   ----------    ----------    ----------    ----------    ----------   ----------


 $  555,444    $ (174,213)   $1,089,254   $  638,148    $ (315,112)   $ (250,789)   $  680,651   $  269,161    $   57,727
 ==========    ==========    ==========   ==========    ==========    ==========    ==========   ==========    ==========


          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A18


                                      A6

                            FINANCIAL STATEMENTS OF
                     PRUCO LIFE VARIABLE INSURANCE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 1999, 1998 and 1997

                                                                                  SUBACCOUNTS
                                              ------------------------------------------------------------------------------------
                                                            GOVERNMENT                                  PRUDENTIAL
                                                              INCOME                                     JENNISON
                                                             PORTFOLIO                                   PORTFOLIO
                                              ----------------------------------------   -----------------------------------------
                                                   1999          1998          1997          1999           1998          1997
                                              -----------    -----------   -----------   -----------    -----------    -----------
INVESTMENT INCOME
  Dividend income .........................   $         0    $    32,527   $    33,731   $     7,105    $     3,759    $     1,979
                                              -----------    -----------   -----------   -----------    -----------    -----------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] .............................         2,115          1,966         1,768        14,128          6,023          2,889
  Reimbursement for excess expenses
    [Note 5B] .............................             0              0             0             0              0              0
                                              -----------    -----------   -----------   -----------    -----------    -----------
NET EXPENSES ..............................         2,115          1,966         1,768        14,128          6,023          2,889
                                              -----------    -----------   -----------   -----------    -----------    -----------
NET INVESTMENT INCOME (LOSS) ..............        (2,115)        30,561        31,963        (7,023)        (2,264)          (910)
                                              -----------    -----------   -----------   -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
    Capital gains distributions received ..             0              0             0       243,205         35,756         63,600
    Realized gain (loss) on shares redeemed         1,482          1,778           237        38,967         11,517          8,562
    Net change in unrealized gain (loss)
      on investments ......................       (18,263)        13,989        14,012     1,296,672        516,075        133,987
                                              -----------    -----------   -----------   -----------    -----------    -----------
NET GAIN (LOSS) ON INVESTMENTS ............       (16,781)        15,767        14,249     1,578,844        563,348        206,149
                                              -----------    -----------   -----------   -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ..............................   $   (18,896)   $    46,328   $    46,212   $ 1,571,821    $   561,084    $   205,239
                                              ===========    ===========   ===========   ===========    ===========    ===========


SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A18


                                      A7


                     SUBACCOUNTS (CONTINUED)
  -----------------------------------------
                              SMALL
                      CAPITALIZATION STOCK
                            PORTFOLIO
  -----------------------------------------
      1999          1998           1997
  -----------    -----------    -----------

  $         0    $     5,594    $     3,695
  -----------    -----------    -----------



        3,735          3,153          1,939

            0              0              0
  -----------    -----------    -----------
        3,735          3,153          1,939
  -----------    -----------    -----------
       (3,735)         2,441          1,756
  -----------    -----------    -----------


       19,739         63,147         50,803
         (573)           802          3,430

      119,257        (79,246)        63,710
  -----------    -----------    -----------
      138,423        (15,297)       117,943
  -----------    -----------    -----------


  $   134,688    $   (12,856)   $   119,699
  ===========    ===========    ===========



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A18

                                       A8

                            FINANCIAL STATEMENTS OF
                     PRUCO LIFE VARIABLE INSURANCE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1999, 1998 and 1997

                                                                                  SUBACCOUNTS
                                              -------------------------------------------------------------------------------------
                                                                 MONEY                                   DIVERSIFIED
                                                                MARKET                                      BOND
                                                               PORTFOLIO                                  PORTFOLIO
                                              -----------------------------------------   -----------------------------------------
                                                   1999          1998           1997          1999           1998          1997
                                              ------------  ------------   ------------   ------------  ------------   ------------
OPERATIONS
  Net investment income (loss) .............    $  721,851    $  781,768     $  784,530    $   (70,347)  $ 1,317,845    $ 1,531,024
  Capital gains distributions received .....             0             0              0         61,188        82,393        256,143
  Realized gain (loss) on shares redeemed ..             0             0              0         43,189        60,094         66,809
  Net change in unrealized gain (loss) on
    investments ............................             0             0              0       (278,483)       22,976       (146,333)
                                              ------------  ------------   ------------   ------------  ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ...............................       721,851       781,768        784,530       (244,453)    1,483,308      1,707,643
                                              ------------  ------------   ------------   ------------  ------------   ------------

PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ..............       670,317     1,322,618      1,445,070        615,361     1,595,070      1,747,896
  Policy Loans .............................      (215,570)     (313,132)      (212,946)      (309,595)     (282,862)      (349,385)
  Policy Loan Repayments and Interest ......       317,492       234,656        248,612        490,645       297,831        298,282
  Surrenders, Withdrawals and Death
    Benefits ...............................      (997,899)     (936,683)    (1,353,770)    (1,419,225)   (1,351,070)    (1,454,231)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option........      (201,221)     (418,669)      (461,651)      (366,327)     (430,103)      (629,526)
  Administrative and Other Charges .........      (486,818)     (507,798)      (524,952)      (634,114)     (671,128)      (690,240)
                                              ------------  ------------   ------------   ------------  ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ................................      (913,699)     (619,008)      (859,637)    (1,623,255)     (842,262)    (1,077,204)
                                              ------------  ------------   ------------   ------------  ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7] .........................             0       (35,056)        26,431              0       (22,629)        20,104
                                              ------------  ------------   ------------   ------------  ------------   ------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ...................................      (191,848)      127,704        (48,676)    (1,867,708)      618,417        650,543

NET ASSETS
  Beginning of year ........................    15,970,080    15,842,376     15,891,052     22,871,360    22,252,943     21,602,400
                                              ------------  ------------   ------------   ------------  ------------   ------------
  End of year ..............................  $ 15,778,232  $ 15,970,080   $ 15,842,376   $ 21,003,652  $ 22,871,360   $ 22,252,943
                                              ============  ============   ============   ============  ============   ============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A18


                                      A9


                                                      SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
                                                             FLEXIBLE                                 CONSERVATIVE
                  EQUITY                                      MANAGED                                   BALANCED
                 PORTFOLIO                                   PORTFOLIO                                  PORTFOLIO
-----------------------------------------   -----------------------------------------   -----------------------------------------
     1999          1998           1997          1999           1998           1997          1999           1998          1997
------------   ------------  ------------   -------------------------- --------------   ------------  ------------   ------------

 $ 2,246,929    $ 2,409,216   $ 2,810,787     $ (156,073)  $ 4,332,577   $  3,678,199    $ 1,781,656   $ 1,808,339    $ 1,813,127
  18,723,020     16,795,689     7,940,023      1,619,768    14,260,580     19,922,569        258,906     2,695,586      4,545,796
   4,548,126      3,408,087     2,949,502        884,995       712,514      1,255,186        225,411       161,339        266,426

  (7,270,651)    (9,387,276)   15,968,968      8,061,424    (6,089,816)    (4,223,520)       623,595       163,231     (1,618,876)
------------   ------------  ------------   -------------------------- --------------   ------------  ------------   ------------



  18,247,424     13,225,716    29,669,280     10,410,114    13,215,855     20,632,434      2,889,568     4,828,495      5,006,473
------------   ------------  ------------   -------------------------- --------------   ------------  ------------   ------------



   2,550,981      7,360,756     7,487,495      3,363,908     8,612,537      9,052,222      1,691,127     3,347,001      3,550,385
  (2,649,580)    (3,636,114)   (2,897,273)    (1,939,865)   (2,701,248)    (2,485,575)      (625,263)     (878,487)      (721,192)
   2,864,285      2,141,237     1,978,021      2,492,099     1,800,055      1,644,384        777,720       535,439        516,697

 (10,001,176)    (9,043,143)   (9,674,305)    (9,380,151)   (7,981,571)    (8,842,066)    (3,035,704)   (2,313,629)    (2,814,526)

  (1,811,454)      (282,441)      325,798     (1,556,402)     (777,960)      (691,350)      (398,801)     (281,256)      (281,644)
  (3,852,745)    (3,862,610)   (3,676,883)    (3,869,281)   (3,940,538)    (3,858,224)    (1,472,330)   (1,488,599)    (1,480,585)
------------   ------------  ------------   -------------------------- --------------   ------------  ------------   ------------




 (12,899,689)    (7,322,315)   (6,457,147)   (10,889,692)   (4,988,725)    (5,180,609)    (3,063,251)   (1,079,531)    (1,230,865)
------------   ------------  ------------   -------------------------- --------------   ------------  ------------   ------------



           0        (60,272)       12,540              0       (58,430)       (58,991)             0        (5,712)       (23,512)
------------   ------------  ------------   -------------------------- --------------   ------------  ------------   ------------


   5,347,735      5,843,129    23,224,673       (479,578)    8,168,700     15,392,834       (173,683)    3,743,252      3,752,096

 153,498,595    147,655,466   124,430,793    141,351,413   133,182,713    117,789,879     46,056,902    42,313,650     38,561,554
------------   ------------  ------------   -------------------------- --------------   ------------  ------------   ------------
$158,846,330   $153,498,595  $147,655,466   $140,871,835  $141,351,413 $  133,182,713   $ 45,883,219  $ 46,056,902   $ 42,313,650
============   ============  ============   ========================== ==============   ============  ============   ============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A18


                                      A10

                     FINANCIAL STATEMENTS OF
                  PRUCO LIFE VARIABLE INSURANCE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1999,  1998 and 1997

                                                                                  SUBACCOUNTS
                                             ------------------------------------------------------------------------------------
                                                               HIGH
                                                               YIELD                                       STOCK
                                                               BOND                                        INDEX
                                                             PORTFOLIO                                   PORTFOLIO
                                             ----------------------------------------   -----------------------------------------
                                                 1999          1998           1997          1999           1998          1997
                                             -----------   -----------    -----------   ------------  ------------    -----------
OPERATIONS
  Net investment income (loss) .............    $ (1,472)   $  203,845     $  195,746      $  92,744     $  87,130      $  87,372
  Capital gains distributions received .....           0             0              0        168,471       171,765        237,151
  Realized gain (loss) on shares redeemed ..     (19,910)        5,099          2,954        338,883       264,889        199,378
  Net change in unrealized gain (loss) on
    investments ............................     109,845      (265,563)        70,466      1,754,110     1,894,964      1,512,588
                                             -----------   -----------    -----------   ------------  ------------    -----------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ...............................      88,463       (56,619)       269,166      2,354,208     2,418,748      2,036,489
                                             -----------   -----------    -----------   ------------  ------------    -----------

PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ..............      56,034       188,863        208,258        303,030       573,084        615,209
  Policy Loans .............................     (32,135)      (45,239)       (37,680)      (277,635)     (259,669)      (231,311)
  Policy Loan Repayments and Interest ......      35,086        30,384         28,120        214,181       144,171         71,414
  Surrenders, Withdrawals and Death
    Benefits ...............................    (121,963)     (127,952)      (160,755)      (746,299)     (651,120)      (445,663)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option .......     (46,277)      (17,026)        (9,028)     1,640,642       705,081        679,608
  Administrative and Other Charges .........     (68,810)      (75,903)       (77,669)      (333,490)     (282,267)      (247,922)
                                             -----------   -----------    -----------   ------------  ------------    -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ................................    (178,065)      (46,873)       (48,754)       800,429       229,280        441,335
                                             -----------   -----------    -----------   ------------  ------------    -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7] .........................           0        (2,106)        (1,780)             0         1,376         (6,993)
                                             -----------   -----------    -----------   ------------  ------------    -----------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ...................................     (89,602)     (105,598)       218,632      3,154,637     2,649,404      2,470,831

NET ASSETS
  Beginning of year ........................   2,140,219     2,245,817      2,027,185     11,235,538     8,586,134      6,115,303
                                             -----------   -----------    -----------   ------------  ------------    -----------
  End of year .............................. $ 2,050,617   $ 2,140,219    $ 2,245,817   $ 14,390,175  $ 11,235,538    $ 8,586,134
                                             ===========   ===========    ===========   ============  ============    ===========

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A18

                                      A11


                                                     SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------------------

                 EQUITY                                      NATURAL
                 INCOME                                     RESOURCES                                    GLOBAL
                PORTFOLIO                                   PORTFOLIO                                   PORTFOLIO
----------------------------------------    ----------------------------------------    ----------------------------------------
    1999          1998           1997          1999           1998           1997          1999           1998          1997
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------

$    95,510    $   108,868   $    81,745    $     6,132   $     8,160    $     3,359    $     1,207   $    12,663    $     9,396
    545,521        280,645       382,984              0        92,057        239,014         11,781        57,458         51,660
     91,922         62,840        33,336        (13,382)      (33,638)        40,949         69,517        25,387          6,455

   (177,509)      (626,566)      591,189        645,398      (381,691)      (534,111)       598,146       173,653         (9,784)
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------



    555,444       (174,213)    1,089,254        638,148      (315,112)      (250,789)       680,651       269,161         57,727
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------



    162,960        302,805       267,363        113,894       198,505        214,991         35,357        89,117         89,572
    (59,589)      (128,223)     (100,894)       (26,213)      (40,230)       (67,912)       (28,513)      (35,881)       (27,984)
    117,215         80,336        45,929         49,397        29,651         54,198         35,672        32,407         13,484

   (365,295)      (217,914)     (216,492)      (128,582)      (85,717)      (172,949)      (147,573)      (66,249)       (82,874)

    (61,488)       651,002       375,391         73,424      (194,435)        52,919        247,347        37,982        161,137
   (137,766)      (139,947)     (114,153)       (56,500)      (60,311)       (77,605)       (38,658)      (32,558)       (29,691)
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------




   (343,963)       548,059       257,144         25,420      (152,537)         3,642        103,632        24,818        123,644
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------



          0          1,939        (4,432)             0        (6,884)         5,073              0        (5,174)        (4,949)
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------


    211,481        375,785     1,341,966        663,568      (474,533)      (242,074)       784,283       288,805        176,422


  4,663,728      4,287,943     2,945,977      1,435,024     1,909,557      2,151,631      1,382,636     1,093,831        917,409
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------
$ 4,875,209    $ 4,663,728   $ 4,287,943    $ 2,098,592   $ 1,435,024    $ 1,909,557    $ 2,166,919   $ 1,382,636    $ 1,093,831
===========    ===========   ===========    ===========   ===========    ===========    ===========   ===========    ===========


         SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A18


                                      A12

                            FINANCIAL STATEMENTS OF
                     PRUCO LIFE VARIABLE INSURANCE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1999,  1998 and 1997

                                                                                  SUBACCOUNTS
                                              -----------------------------------------------------------------------------------

                                                            GOVERNMENT                                  PRUDENTIAL
                                                              INCOME                                     JENNISON
                                                             PORTFOLIO                                   PORTFOLIO
                                              ----------    ----------     ----------    -----------   -----------    -----------
                                                 1999          1998           1997          1999           1998          1997
                                              ----------    ----------     ----------    -----------   -----------    -----------
OPERATIONS
  Net investment income (loss) .............. $   (2,115)   $   30,561     $   31,963    $    (7,023)  $    (2,264)   $      (910)
  Capital gains distributions received ......          0             0              0        243,205        35,756         63,600
  Realized gain (loss) on shares redeemed ...      1,482         1,778            237         38,967        11,517          8,562
  Net change in unrealized gain (loss) on
    investments .............................    (18,263)       13,989         14,012      1,296,672       516,075        133,987
                                              ----------    ----------     ----------    -----------   -----------    -----------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ................................    (18,896)       46,328         46,212      1,571,821       561,084        205,239
                                              ----------    ----------     ----------    -----------   -----------    -----------

PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ...............     35,255        51,091         54,786        110,415       106,024         63,200
  Policy Loans ..............................    (12,416)       (8,302)       (10,764)      (100,927)      (35,322)       (22,782)
  Policy Loan Repayments and Interest .......      8,081        19,533          7,568        109,281        30,770         12,220
  Surrenders, Withdrawals and Death
    Benefits ................................    (43,539)      (39,281)       (27,869)      (262,380)      (92,530)       (38,944)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option ........      2,582        49,902        (20,796)     2,499,393       785,646        397,341
  Administrative and Other Charges ..........    (21,437)      (20,270)       (19,729)       (91,440)      (41,921)       (21,566)
                                              ----------    ----------     ----------    -----------   -----------    -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS .................................    (31,474)       52,673        (16,804)     2,264,342       752,667        389,469
                                              ----------    ----------     ----------    -----------   -----------    -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7] ..........................          0        (1,052)           571              0         2,620        (11,580)
                                              ----------    ----------     ----------    -----------   -----------    -----------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ....................................    (50,370)       97,949         29,979      3,836,163     1,316,371        583,128

NET ASSETS
  Beginning of year .........................    626,659       528,710        498,731      2,461,159     1,144,788        561,660
                                              ----------    ----------     ----------    -----------   -----------    -----------
  End of year ............................... $  576,289    $  626,659     $  528,710    $ 6,297,322   $ 2,461,159    $ 1,144,788
                                              ==========    ==========     ==========    ===========   ===========    ===========

         SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A18


                                      A13

----------------------------------------
                  SMALL
             CAPITALIZATION
                  STOCK
                PORTFOLIO
-----------    -----------    ----------
    1999          1998           1997
-----------    -----------    ----------

$    (3,735)   $     2,441    $    1,756
     19,739         63,147        50,803
       (573)           802         3,430

    119,257        (79,246)       63,710
-----------    -----------    ----------



    134,688        (12,856)      119,699
-----------    -----------    ----------



     33,063         60,847        43,640
    (23,226)       (23,135)      (13,567)
     16,924         21,527         9,008

    (38,493)       (29,449)      (36,946)

     66,674        303,098       271,858
    (26,113)       (23,163)      (15,253)
-----------    -----------    ----------




     28,829        309,725       258,740
-----------    -----------    ----------



          0           (156)       (1,517)
-----------    -----------    ----------


    163,517        296,713       376,922

  1,056,762        760,049       383,127
-----------    -----------    ----------
$ 1,220,279    $ 1,056,762    $  760,049
===========    ===========    ==========



          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A18


                                      A14

                        NOTES TO FINANCIAL STATEMENTS OF
                      PRUCO LIFE VARIABLE INSURANCE ACCOUNT
                                DECEMBER 31, 1999



NOTE 1: GENERAL Pruco Life Variable Insurance Account ("the Account") was established on November 10, 1982 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets.

         The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are thirteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

         New sales of the product which invests in the Account were discontinued as of January 1, 1992. However, premium payments made by contract owners existing at that date will continue to be received by the Account.


NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES
         The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

         Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

         Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

         Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

         Receivable from (Payable to) Pruco Life Insurance Company--At times, Pruco Life may owe an amount to or expect to receive an amount from the Account primarily related to processing contract owner payments, surrenders, withdrawals and death benefits. This amount is reflected in the Account's Statements of Net Assets as either a receivable from or payable to Pruco Life. The receivable and or payable does not have an effect on the Contract owner's account or the related unit value.


NOTE 3: INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS The net asset value per share for each portfolio of the Series Fund, the number of shares (rounded) of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1999 were as follows:

                                                                       PORTFOLIOS
                                          ----------------------------------------------------------------------
                                             MONEY       DIVERSIFIED                   FLEXIBLE     CONSERVATIVE
                                            MARKET          BOND         EQUITY         MANAGED       BALANCED
                                          -----------   -----------   ------------   ------------   ------------
         Number of shares (rounded):        1,577,812     1,918,648      5,497,381      7,988,300      2,987,416
         Net asset value per share:       $     10.00   $     10.95   $      28.90   $      17.64    $     15.36
         Cost:                            $15,778,117   $20,507,322   $118,927,508   $125,592,746    $42,546,127


                                                                 PORTFOLIOS (CONTINUED)
                                          ----------------------------------------------------------------------
                                           HIGH YIELD       STOCK         EQUITY         NATURAL
                                              BOND          INDEX         INCOME        RESOURCES      GLOBAL
                                          -----------   -----------   ------------   ------------   ------------
         Number of shares (rounded):          272,673       323,594        249,839        120,809         69,768
         Net asset value per share:       $      7.52   $     44.45   $      19.52   $      17.38   $      30.98
         Cost:                            $ 2,154,392   $ 6,848,271   $  4,539,993   $  1,875,168   $  1,265,033



                                      A15

NOTE 3: INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS (CONTINUED)


                                                PORTFOLIOS (CONTINUED)
                                      ------------------------------------------
                                                                        SMALL
                                       GOVERNMENT    PRUDENTIAL   CAPITALIZATION
                                         INCOME       JENNISON         STOCK
                                      -----------    ----------     ----------
         Number of shares (rounded):       49,935       194,416         75,093
         Net asset value per share:   $     11.55    $    32.39     $    16.25
         Cost:                        $   572,743    $4,306,738     $1,085,205


NOTE 4:  CONTRACT OWNER UNIT INFORMATION
         Outstanding contract owner units (rounded), unit values and total value of contract owner equity at December 31, 1999 were as follows:

                                                                                 SUBACCOUNTS
                                                  ---------------------------------------------------------------------------
                                                     MONEY        DIVERSIFIED                      FLEXIBLE     CONSERVATIVE
                                                    MARKET           BOND          EQUITY           MANAGED       BALANCED
                                                   PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                  ------------    ------------    ------------    ------------   ------------
         Contract Owner Units Outstanding
           (rounded) ..........................      5,950,727       5,334,762      15,986,032      21,497,501      8,888,703
         Unit Value ...........................   $    2.65148    $    3.93713    $    9.93657    $    6.55294   $    5.16197
                                                  ------------    ------------    ------------    ------------   ------------
         TOTAL CONTRACT OWNER EQUITY ..........   $ 15,778,232    $ 21,003,652    $158,846,330    $140,871,835   $ 45,883,219
                                                  ============    ============    ============    ============   ============


                                                                             SUBACCOUNTS (CONTINUED)
                                                  ---------------------------------------------------------------------------
                                                   HIGH YIELD        STOCK         EQUITY           NATURAL
                                                     BOND            INDEX         INCOME          RESOURCES       GLOBAL
                                                   PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                  ------------    ------------    ------------    ------------   ------------
         Contract Owner Units Outstanding
           (rounded) ..........................        799,689       2,250,262       1,005,318         648,859        825,311
         Unit Value ...........................   $    2.56427    $    6.39489    $    4.84942    $    3.23428   $    2.62558
                                                  ------------    ------------    ------------    ------------   ------------
         TOTAL CONTRACT OWNER EQUITY ..........   $  2,050,617    $ 14,390,175    $  4,875,209    $  2,098,592   $  2,166,919
                                                  ============    ============    ============    ============   ============


                                                            SUBACCOUNTS (Continued)
                                                  ---------------------------------------------
                                                                                     SMALL
                                                   GOVERNMENT      PRUDENTIAL    CAPITALIZATION
                                                    INCOME          JENNISON         STOCK
                                                   PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                  ------------    ------------    ------------
         Contract Owner Units Outstanding
           (rounded) ..........................        270,095       1,730,842         616,892
         Unit Value ...........................   $    2.13365    $    3.63830    $    1.97811
                                                  ------------    ------------    ------------
         TOTAL CONTRACT OWNER EQUITY ..........   $    576,289    $  6,297,322    $  1,220,279
                                                  ============    ============    ============

                                      A16

NOTE 5:  CHARGES AND EXPENSES

         A. Mortality Risk and Expense Risk Charges The mortality risk and expense risk charges at an effective annual rate of 0.35% are applied daily against the net assets representing equity of contract owners held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life.

         B. Expense Reimbursement Pursuant to a prior merger agreement, the Account is reimbursed by Pruco Life for expenses in excess of 0.40% of the average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed, and the Conservative Balanced Portfolios of the Series Fund.

         C. Cost of Insurance and Other Related Charges Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) state premium taxes; (2) sales charges which are deducted in order to compensate Pruco Life for the cost of selling the contract. Contracts are also subject to charges for the costs of administering the contract and to compensate Pruco Life for the guaranteed minimum death benefit risk.

NOTE 6:  TAXES
         Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


NOTE 7:  NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT
         The increase (decrease) in net assets retained in the Account represents the net contributions (withdrawals) of Pruco Life to the Account. Effective October 13, 1998, Pruco Life no longer maintains a position in the Account. Previously, Pruco Life maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.

NOTE 8:  UNIT ACTIVITY
         Transactions in units (including transfers among subaccounts) for the years ended December 31, 1999, 1998 and 1997 were as follows:

                                                                         SUBACCOUNTS
                                  -----------------------------------------------------------------------------------------
                                                    MONEY                                        DIVERSIFIED
                                              MARKET PORTFOLIO                                 BOND PORTFOLIO
                                  -----------------------------------------        ----------------------------------------
                                      1999          1998            1997            1999            1998            1997
                                  ----------     ----------      ----------        --------        --------        --------
Contract Owner Contributions:        388,851        807,373       1,004,793         354,862         535,292         603,016

Contract Owner Redemptions:         (740,569)    (1,057,789)     (1,370,460)       (768,131)       (754,248)       (905,660)

                                                                   SUBACCOUNTS (CONTINUED)
                                  ------------------------------------------------------------------------------------------
                                                                                                  FLEXIBLE
                                              EQUITY PORTFOLIO                                MANAGED PORTFOLIO
                                  -----------------------------------------        -----------------------------------------
                                      1999          1998            1997            1999            1998            1997
                                  ----------     ----------      ----------        --------        --------        --------
Contract Owner Contributions:        751,976      1,249,204       1,545,087       1,039,026       1,918,701       2,270,423

Contract Owner Redemptions:       (2,095,732)    (2,093,627)     (2,411,780)     (2,762,728)     (2,777,943)     (3,271,427)

                                                                   SUBACCOUNTS (CONTINUED)
                                  ------------------------------------------------------------------------------------------
                                                CONSERVATIVE                                     HIGH YIELD
                                             BALANCED PORTFOLIO                                BOND PORTFOLIO
                                  -----------------------------------------        -----------------------------------------
                                      1999          1998            1997            1999            1998            1997
                                  ----------     ----------      ----------        --------        --------        --------
Contract Owner Contributions:        551,037        928,518       1,112,426          61,303         126,043         135,173

Contract Owner Redemptions:       (1,166,617)    (1,162,098)     (1,410,161)       (131,806)       (143,504)       (155,168)



                                      A17


                                                                    SUBACCOUNTS (CONTINUED)
                                   --------------------------------------------------------------------------------------
                                                   STOCK                                          EQUITY
                                               INDEX PORTFOLIO                                INCOME PORTFOLIO
                                   ---------------------------------------      ------------------------------------------
                                     1999           1998            1997           1999            1998            1997
                                   --------       --------        --------      ---------        ---------        --------
Contract Owner Contributions:      459,790        356,345         458,877         131,848         255,364         201,161

Contract Owner Redemptions:       (320,146)      (309,880)       (338,843)       (204,908)       (141,479)       (136,671)

                                                                 SUBACCOUNTS (CONTINUED)
                                   --------------------------------------------------------------------------------------
                                                   NATURAL
                                              RESOURCES PORTFOLIO                              GLOBAL PORTFOLIO
                                   ---------------------------------------      ------------------------------------------
                                     1999           1998            1997            1999            1998            1997
                                   --------       --------        --------      ---------        ---------        --------
Contract Owner Contributions:      148,112        118,576         161,106         219,581         164,588         223,119

Contract Owner Redemptions:       (144,753)      (179,705)       (158,127)       (172,321)       (151,159)       (136,413)

                                                                 SUBACCOUNTS (CONTINUED)
                                   ---------------------------------------------------------------------------------------
                                                 GOVERNMENT                                       PRUDENTIAL
                                              INCOME PORTFOLIO                               JENNISON PORTFOLIO
                                   ---------------------------------------      ------------------------------------------
                                     1999           1998            1997          1999             1998             1997
                                   --------       --------        --------      ---------        ---------        --------
Contract Owner Contributions:       39,120         74,374          39,198       1,089,053         449,361         319,764

Contract Owner Redemptions:        (53,803)       (50,219)        (47,931)       (316,927)       (100,469)        (93,798)

                                           SUBACCOUNTS (CONTINUED)
                                   ---------------------------------------
                                                   SMALL
                                              CAPITALIZATION
                                              STOCK PORTFOLIO

                                    1999          1998            1997
                                   --------       --------        -------
Contract Owner Contributions:      147,064        258,139         224,200

Contract Owner Redemptions:       (130,060)       (84,895)        (64,522)


NOTE 9:  PURCHASES AND SALES OF INVESTMENTS
         The  aggregate   costs  of  purchases  and  proceeds  from  sales  of
         investments in the Series Fund for the year ended December 31, 1999 were as follows:

                                                               PORTFOLIOS
                              ----------------------------------------------------------------------------
                                  MONEY        DIVERSIFIED                      FLEXIBLE     CONSERVATIVE
                                 MARKET           BOND           EQUITY          MANAGED       BALANCED
                              ------------    ------------    ------------    ------------    ------------
         Purchases ......     $    620,841    $    282,163    $    349,920    $    468,967    $    349,210

         Sales ..........     $ (1,585,895)   $ (1,970,226)   $(13,642,607)   $(11,479,326)   $ (3,486,557)


                                                         PORTFOLIOS (CONTINUED)
                              ----------------------------------------------------------------------------
                               HIGH YIELD         STOCK          EQUITY          NATURAL
                                  BOND            INDEX          INCOME         RESOURCES       GLOBAL
                              ------------    ------------    ------------    ------------    ------------
         Purchases ......     $    108,460    $  1,417,969    $    257,802    $    244,932    $    365,738
         Sales ..........     $   (293,973)   $   (668,258)   $   (617,120)   $   (224,534)   $   (273,116)


                                         PORTFOLIOS (CONTINUED)
                              ---------------------------------------------
                                                                  SMALL
                               GOVERNMENT      PRUDENTIAL    CAPITALIZATION
                                 INCOME         JENNISON          STOCK
                              ------------    ------------    ------------
         Purchases ......     $     66,696    $  2,418,096    $    188,396
         Sales ..........     $    (99,823)   $   (168,079)   $   (163,327)



                                      A18

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of the
Pruco Life Variable Insurance Account
and the Board of Directors of
Pruco Life Insurance Company


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Natural Resources Portfolio, Global Portfolio, Government Income Portfolio, Prudential Jennison Portfolio and Small Capitalization Stock Portfolio) of the Pruco Life Variable Insurance Account at December 31, 1999, the results of each of their operations and the changes in each of their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of Pruco Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1999, provide a reasonable basis for the opinion expressed above.





PricewaterhouseCoopers LLP
New York, New York
March 17, 2000


                                      A19

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Financial Position
December 31, 1999 and 1998 (In Thousands)
--------------------------------------------------------------------------------

                                                                                 1999               1998
                                                                            -----------------  -----------------
ASSETS

Fixed maturities
     Available for sale, at fair value (amortized cost, 1999: $3,084,057;       $2,998,362         $2,763,926
        1998: $2,738,654)
     Held to maturity, at amortized cost (fair value, 1999: $377,822; 1998:        388,990            410,558
        $421,845)
Equity securities - available for sale, at fair value (cost, 1999: $3,238;           4,532              2,847
     1998: $2,951)
Mortgage loans on real estate                                                       10,509             17,354
Policy loans                                                                       792,352            766,917
Short-term investments                                                             207,219            240,727
Other long-term investments                                                         77,769             42,050
                                                                            -----------------  -----------------
               Total investments                                                 4,479,733          4,244,379
Cash                                                                                76,396             89,679
Deferred policy acquisition costs                                                1,062,785            861,713
Accrued investment income                                                           68,917             61,114
Receivables from affiliate                                                          23,329                  -
Other assets                                                                        48,228             65,145
Separate Account assets                                                         16,032,449         11,490,751
                                                                            -----------------  -----------------
TOTAL ASSETS                                                                   $21,791,837        $16,812,781
                                                                            =================  =================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities

Policyholders' account balances                                                 $3,116,261         $2,702,011
Future policy benefits and other policyholder liabilities                          635,978            528,779
Cash collateral for loaned securities                                               87,336             73,336
Securities sold under agreement to repurchase                                       21,151             49,708
Income taxes payable                                                               145,600            193,358
Payables to affiliate                                                                    -             66,568
Other liabilities                                                                   83,243             55,038
Separate Account liabilities                                                    16,032,449         11,490,751
                                                                            -----------------  -----------------
Total liabilities                                                               20,122,018         15,159,549
                                                                            -----------------  -----------------
Contingencies (See Footnote 12)
Stockholder's Equity
Common stock, $10 par value;
    1,000,000 shares, authorized;
    250,000 shares, issued and outstanding                                           2,500              2,500
Paid-in-capital                                                                    439,582            439,582
Retained earnings                                                                1,258,428          1,202,833

Accumulated other comprehensive (loss) income
    Net unrealized investment (losses) gains                                       (28,364)             9,902
    Foreign currency translation adjustments                                        (2,327)            (1,585)
                                                                            -----------------  -----------------
Accumulated other comprehensive (loss) income                                      (30,691)             8,317
                                                                            -----------------  -----------------
Total stockholder's equity                                                       1,669,819          1,653,232
                                                                            -----------------  -----------------
TOTAL LIABILITIES AND

     STOCKHOLDER'S EQUITY                                                     $ 21,791,837        $16,812,781
                                                                            =================  =================


                 See Notes to Consolidated Financial Statements




                                       B1

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 1999, 1998 and 1997 (In Thousands)
--------------------------------------------------------------------------------


                                                               1999                1998               1997
                                                            --------------     ---------------    ---------------
REVENUES

Premiums                                                       $ 98,976            $ 82,139           $ 69,614
Policy charges and fee income                                   414,425             350,569            332,132
Net investment income                                           276,821             261,430            259,634
Realized investment (losses) gains, net                         (32,545)             44,841             10,974
Asset management fees                                            60,392              40,200             33,310
Other income                                                      1,397               1,067                491
                                                            --------------     ---------------    ---------------

Total revenues                                                  819,466             780,246            706,155
                                                            --------------     ---------------    ---------------

BENEFITS AND EXPENSES

Policyholders' benefits                                         205,042             193,739            199,537
Interest credited to policyholders' account balances            136,852             118,992            110,815
General, administrative and other expenses                      392,041             231,320            227,561
                                                            --------------     ---------------    ---------------

Total benefits and expenses                                     733,935             544,051            537,913
                                                            --------------     ---------------    ---------------

Income from operations before income taxes                       85,531             236,195            168,242
                                                            --------------     ---------------    ---------------

Income tax provision                                             29,936              84,233             61,868
                                                            --------------     ---------------    ---------------

NET INCOME                                                       55,595             151,962            106,374
                                                            --------------     ---------------    ---------------

Other comprehensive (loss) income, net of tax:

     Unrealized gains (losses) on securities, net of
       reclassification adjustment                              (38,266)             (7,227)              3,025

     Foreign currency translation adjustments                      (742)              2,980              (2,863)
                                                            --------------     ---------------    ---------------

Other comprehensive (loss) income                               (39,008)             (4,247)               162
                                                            --------------     ---------------    ---------------

TOTAL COMPREHENSIVE INCOME                                     $ 16,587            $147,715           $106,536
                                                            ==============     ===============    ===============


                 See Notes to Consolidated Financial Statements




                                       B2

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder's Equity
Years Ended December 31, 1999, 1998, and 1997 (In Thousands)
--------------------------------------------------------------------------------



                                                                                  Accumulated
                                                                                     other             Total
                                    Common         Paid-in-       Retained       comprehensive     stockholder's
                                      stock         capital       earnings       income (loss)        equity
                                    ------------- ------------ ---------------- ---------------- -------------------
                                    ------------- ------------ ---------------- ---------------- -------------------
Balance, January 1, 1997               $ 2,500     $ 439,582        $944,497            $12,402        $1,398,981

    Net income                               -             -         106,374                  -           106,374

    Change in foreign currency               -             -               -             (2,863)           (2,863)
        translation adjustments,
        net of taxes

    Change in net unrealized
        investment gains, net of             -             -               -              3,025             3,025
        reclassification
        adjustment and taxes
                                    ------------- ------------ ---------------- ---------------- -------------------

Balance, December 31, 1997               2,500       439,582       1,050,871             12,564         1,505,517

   Net income                                -             -         151,962                  -           151,962
    Change in foreign currency
         translation adjustments,            -             -               -              2,980             2,980
         net of taxes

    Change in net unrealized
        investment losses, net of            -             -               -             (7,227)           (7,227)
        reclassification
        adjustment and taxes
                                    ------------- ------------ ---------------- ---------------- -------------------

Balance, December 31, 1998               2,500       439,582       1,202,833              8,317         1,653,232

    Net income                               -             -          55,595                  -            55,595

    Change in foreign currency
        translation adjustments,             -             -               -               (742)             (742)
        net of taxes

    Change in net unrealized
        investment losses, net of            -             -               -            (38,266)          (38,266)
        reclassification
        adjustment and taxes
                                    ------------- ------------ ---------------- ---------------- -------------------

Balance,  December 31, 1999            $ 2,500     $ 439,582     $ 1,258,428         $ (30,691)        $1,669,819
                                    ============= ============================= ================ ===================



                 See Notes to Consolidated Financial Statements




                                       B3

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

Years Ended December 31, 1999, 1998, and 1997 (In Thousands)
--------------------------------------------------------------------------------


                                                                   1999               1998                 1997
                                                             -----------------  -------------------   ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                     $    55,595          $   151,962          $   106,374
Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Policy charges and fee income                                 (83,961)             (29,827)             (40,783)
     Interest credited to policyholders' account balances          136,852              118,992              110,815
     Realized investment (gains) losses, net                        32,545              (44,841)             (10,974)
     Amortization and other non-cash items                          75,037               19,655              (26,405)
     Change in:
         Future policy benefits and other policyholders'
           liabilities                                             107,199               61,095               34,907
         Accrued investment income                                  (7,803)               5,886               (4,890)
         Payable to affiliate                                      (89,897)              (3,807)              20,547
         Policy loans                                              (25,435)             (62,962)             (64,173)
         Deferred policy acquisition costs                        (201,072)            (206,471)             (22,083)
         Income taxes payable                                      (47,758)             (16,828)              68,417
         Other, net                                                 45,122              (43,675)              34,577
                                                             -----------------  -------------------   ---------------
Cash Flows (Used In) From Operating Activities                      (3,576)             (50,821)             206,329
                                                             -----------------  -------------------   ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Available for sale                                3,076,848            5,429,396            2,828,665
               Held to maturity                                     45,841               74,767              138,626
         Equity securities                                           5,209                4,101                6,939
         Mortgage loans on real estate                               6,845                5,433               24,925
         Other long-term investments                                   385               33,428              (10,618)
     Payments for the purchase of:
         Fixed maturities:
               Available for sale                               (3,452,289)          (5,617,208)          (3,141,785)
               Held to maturity                                    (24,170)            (145,919)             (70,532)
         Equity securities                                          (5,110)              (2,274)              (4,594)
         Other long-term investments                               (39,094)                (409)                 (51)
     Cash collateral for loaned securities, net                     14,000              (70,085)             143,421
     Securities sold under agreement to repurchase, net            (28,557)              49,708                   --
     Short-term investments, net                                    33,580               75,771             (147,030)
                                                             -----------------  -------------------   ---------------
Cash Flows Used In Investing Activities                           (366,512)            (163,291)            (232,034)
                                                             -----------------  -------------------   ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                               3,448,370            3,098,764            2,099,600
          Withdrawals                                           (3,091,565)          (2,866,331)          (2,076,303)
                                                             -----------------  -------------------   ---------------
Cash Flows From (Used in) Financing Activities                     356,805              232,433               23,297
                                                             -----------------  -------------------   ---------------
     Net increase (decrease) in Cash                               (13,283)              18,321               (2,408)
     Cash, beginning of year                                        89,679               71,358               73,766
                                                             -----------------  -------------------   ---------------
CASH, END OF PERIOD                                            $    76,396          $    89,679          $    71,358
                                                             =================  ===================   ===============

SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid (received)                              $    55,144          $    99,810          $    (7,904)
                                                             =================  ===================   ===============


                 See Notes to Consolidated Financial Statements


                                       B4

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


1.  BUSINESS

Pruco Life Insurance Company ("the Company") is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company is licensed to sell individual life insurance, variable life insurance, variable annuities, fixed annuities, and a group annuity program ("the Contracts") in the District of Columbia, Guam and in all states and territories except New York. In addition, the Company markets individual life insurance through its branch office in Taiwan. The Company has two wholly owned subsidiaries, Pruco Life Insurance Company of New Jersey ("PLNJ") and The Prudential Life Insurance Company of Arizona ("PLICA"). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, fixed annuities, and variable annuities only in the states of New Jersey and New York. PLICA is a stock life insurance company organized in 1988 under the laws of the state of Arizona. PLICA had no new business sales in 1997, 1998 or 1999 and at this time will not be issuing new business.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, Prudential's Board of Directors authorized management to take the preliminary steps necessary to allow Prudential to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by Prudential's Board of Directors, a public hearing and review and approval by two-thirds of the qualified policyholders who vote on the plan, review and approved by the New Jersey Department of Banking and Insurance. Prudential's management is in the process of developing a proposed plan of demutualization, although there can be no assurance that Prudential's Board of Directors will approve such a plan.

Prudential intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States. ("GAAP"). The Company has extensive transactions and relationships with Prudential and other affiliates, as more fully described in Footnote 14. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. All significant intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses, net of income taxes, are included in a separate component of equity, "Accumulated other comprehensive income."


                                       B5

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity securities, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, the effects on deferred policy acquisition costs and on policyholders' account balances that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Short-term investments, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

Other long-term investments represent the Company's investments in joint ventures and partnerships in which the Company does not have control. These investments are recorded using the equity method of accounting, reduced for other than temporary declines in value. The Company's investment in the Separate Accounts are included on this line.

Realized investment gains, net are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary.

Cash

Cash includes cash on hand, amounts due from banks, and money market instruments.

Deferred Policy Acquisition Costs
The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent that they are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income".

Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised.



                                       B6

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities loaned
Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. Separate Account assets include common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income".

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized Separate Account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Insurance Revenue and Expense Recognition
Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Premiums from non-participating group annuities with life contingencies are generally recognized when due. For single premium immediate annuities, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.



                                       B7

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Amounts received as payment for interest-sensitive life, individual annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. In addition, interest earned from the investment of these account balances is reflected in "Net investment income". Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Foreign Currency Translation Adjustments
Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income". The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income".

Asset Management Fees
The Company receives asset management fee income from policyholder account balances invested in The Prudential Series Fund ("PSF"), which are a portfolio of mutual fund investments related to the Company's Separate Account products.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices or the value of securities or commodities. Derivative financial instruments used by the Company include futures, currency swaps and options contracts and can be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates, and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. All derivatives used by the Company are for other than trading purposes.

To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives must be evaluated at the inception of the hedge and throughout the hedge period.

When derivatives qualify as hedges, the changes in the fair value or cash flows of the derivatives and the hedged items are recognized in earnings in the same period. If the Company's use of derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are recognized in earnings in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from derivative assets and liabilities are reported in the operating activities section in the Consolidated Statements of Cash Flows.

Income Taxes
The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.


                                       B8

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

New Accounting Pronouncements

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement, as amended, as of January 1, 2001 and is currently assessing the effect of the new standard.

In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to current year presentation.


                                       B9

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3.  INVESTMENTS

Fixed Maturities and Equity Securities:

The following tables provide additional information relating to fixed maturities and equity securities as of December 31,:



                                                                              1999
                                                 --------------------------------------------------------------
                                                                        Gross         Gross
                                                  Amortized           Unrealized     Unrealized       Estimated
                                                     Cost                Gains         Losses        Fair Value
                                                  ----------          ----------      ----------     ----------
                                                                         (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
     U.S. government corporations and agencies    $  113,172          $        2      $    2,052     $  111,122

Foreign government bonds                              92,725               1,718           1,455         92,988

Corporate securities                               2,876,602               8,013          92,075      2,792,540

Mortgage-backed securities                             1,558                 157               3          1,712

                                                  ----------          ----------      ----------     ----------
Total fixed maturities available for sale         $3,084,057          $    9,890      $   95,585     $2,998,362
                                                  ==========          ==========      ==========     ==========

Fixed maturities held to maturity

Corporate securities                              $  388,990          $    1,832      $   13,000     $  377,822
                                                  ----------          ----------      ----------     ----------
Total fixed maturities held to maturity           $  388,990          $    1,832      $   13,000     $  377,822
                                                  ==========          ==========      ==========     ==========

Equity securities available for sale              $    3,238          $    1,373      $       79     $    4,532
                                                  ==========          ==========      ==========     ==========


                                                                                     1998
                                                      ----------------------------------------------------------------
                                                                        Gross            Gross
                                                      Amortized      Unrealized       Unrealized            Estimated
                                                         Cost           Gains            Losses            Fair Value
                                                      ----------      ----------       ----------          ----------
                                                                             (In Thousands)
  Fixed maturities available for sale
  U.S. Treasury securities and obligations of
    U.S government corporation and agencies           $  110,294      $      864       $      319          $  110,839

Foreign government bonds                                  87,112           2,003              696              88,419

Corporate securities                                   2,540,498          30,160            6,896           2,563,762

Mortgage-backed securities                                   750             156               --                 906

                                                      ----------      ----------       ----------          ----------
Total fixed maturities available for sale             $2,738,654      $   33,183       $    7,911          $2,763,926
                                                      ==========      ==========       ==========          ==========

Fixed maturities held to maturity

Corporate securities                                  $  410,558      $   11,287       $       --          $  421,845

                                                      ----------      ----------       ----------          ----------
Total fixed maturities held to maturity               $  410,558      $   11,287       $       --          $  421,845
                                                      ==========      ==========       ==========          ==========

Equity securities available for sale                  $    2,951      $      168       $      272          $    2,847
                                                      ==========      ==========       ==========          ==========



                                      B10

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3.  INVESTMENTS (continued)
The amortized cost and estimated fair value of fixed maturities, categorized by contractual maturities at December 31, 1999 are shown below:


                                            Available for Sale                     Held to Maturity
                                    ------------------------------------  ------------------------------------
                                       Amortized       Estimated Fair         Amortized       Estimated Fair
                                          Cost              Value               Cost               Value
                                    ----------------- ------------------   ---------------- -------------------
                                              (In Thousands)                         (In Thousands)

Due in one year or less                $  178,298          $  175,638          $  18,369          $  18,296

Due after one year through five         1,144,552           1,118,150            178,893            178,624
years

Due after five years through ten        1,326,637           1,283,515            175,549            165,341
years

Due after ten years                       433,012             419,347             16,179             15,561

Mortgage-backed securities                  1,558               1,712                  -                  -
                                    ---------------- -------------------  ----------------- ------------------
Total                                  $3,084,057          $2,998,362          $ 388,990          $ 377,822
                                    ================ ===================  ================= ==================


Actual maturities will differ from contractual maturities because, in certain circumstances, issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 1999, 1998, and 1997 were $2,950.4 million, $5,327.3 million, and $2,796.3 million, respectively. Gross gains of $13.1 million, $46.3 million, and $18.6 million and gross losses of $31.1 million, $14.1 million, and $7.9 million were realized on those sales during 1999, 1998, and 1997, respectively. During the years ended December 31, 1999, 1998, and 1997, there were no securities classified as held to maturity that were sold.

Proceeds from the maturity of fixed maturities available for sale during 1999, 1998, and 1997 were $126.5 million, $102.1 million, and $32.4 million, respectively

Writedowns for impairments of fixed maturities which were deemed to be other than temporary were $11.2 million, $2.8 million and $0.1 million for the years 1999, 1998 and 1997, respectively.

Mortgage Loans on Real Estate

The Company's mortgage loans were collateralized by the following property types at December 31, 1999 and 1998.



                                                       1999                             1998
                                             ----------------------------     ---------------------------
                                                                   (In Thousands)

                 Retail stores                    $ 6,518        62.0%            $ 7,356        42.4%

                 Apartment complexes                    -            -              5,988        34.5%

                 Industrial buildings               3,991        38.0%              4,010        23.1%

                                             ----------------------------     ---------------------------
                       Net carrying value         $10,509       100.0%            $17,354       100.0%
                                             ============================     ===========================

The largest concentration of mortgage loans are in the states of Washington (51%), New Jersey (38%), and North Dakota (11%).

Special Deposits and Restricted Assets
Fixed maturities of $8.2 million and $8.6 million at December 31, 1999 and 1998, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Equity securities restricted as to sale were $.3 million and $2.5 million at December 31, 1999 and 1998, respectively.




                                      B11

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
3.  INVESTMENTS (continued)

Other Long-Term Investments

The Company's "Other long-term investments" of $77.8 million and $42.0 million as of December 31, 1999 and 1998, respectively, are comprised of joint ventures, limited partnerships, and the Company's investment in the Separate Accounts. Joint ventures, limited partnerships and other totaled $32.8 million and $1.0 million at December 31, 1999 and 1998, respectively. The Company's share of net income from the joint ventures was $0.3 million, $0.1 million and $2.2 million for the years ended December 31, 1999, 1998 and 1997, respectively, and is reported in "Net investment income." The Company's investment in the Separate Accounts was $45.0 million and $41.0 million at December 31, 1999 and 1998, respectively.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:



                                                              1999                1998               1997
                                                          ----------------   -----------------  -----------------
                                                                             (In Thousands)

  Fixed maturities - available for sale                        $188,236            $179,184          $ 161,140
  Fixed maturities - held to maturity                            29,245              26,128             26,936
  Equity securities                                                   -                  14                 76
  Mortgage loans on real estate                                   2,825               1,818              2,585
  Policy loans                                                   42,422              40,928             37,398
  Short-term investments                                         19,208              23,110             22,011
  Other                                                           4,432               6,886             14,920
                                                          ----------------   -----------------  -----------------
  Gross investment income                                       286,368             278,068            265,066
       Less:  investment expenses                                (9,547)            (16,638)            (5,432)
                                                          ----------------   -----------------  -----------------
  Net investment income                                        $276,821            $261,430          $ 259,634
                                                          ================   =================  =================


Realized investment gains (losses), net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:



                                                              1999                1998               1997
                                                          ----------------   -----------------  -----------------
                                                                             (In Thousands)

  Fixed maturities - available for sale                       $ (29,192)            $29,330             $9,039
  Fixed maturities - held to maturity                               102                 487                821
  Equity securities                                                 392               3,489                  8
  Mortgage loans on real estate                                       -                   -                797
  Derivative instruments                                         (1,557)             12,414                  -
  Other                                                          (2,290)               (879)               309
                                                          ----------------   -----------------  -----------------
  Realized investment (losses) gains, net                     $ (32,545)            $44,841            $10,974
                                                          ================   =================  =================






                                      B12

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income". Changes in these amounts include reclassification adjustments to avoid including in "Other Comprehensive income
(loss)", those items that are included as part of "Net income" for a period that also had been part of "Other Comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:



                                                                                                                     Accumulated
                                                                                                                        other
                                                                                                                     comprehensive
                                                                                                                     income (loss)
                                                                        Deferred                        Deferred     related to net
                                                      Unrealized        policy        Policyholders'   income tax     unrealized
                                                     gains(losses)    acquisition       Account        (liability)    investment
                                                     investments        costs           Balances        benefit      gains(losses)
                                                      ---------        ---------        ---------       ---------      ---------
                                                                                   (In Thousands)
Balance,  January 1, 1997                             $  26,930        $  (7,893)       $   2,451        $  (7,384)       $  14,104

Net investment gains (losses) on
investments arising during the period                    21,338               --               --           (7,445)          13,893

Reclassifications adjustment for
gains included in net income                            (10,277)              --               --            3,585           (6,692)

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                        --           (8,412)              --            2,944           (5,468)

Impact of net unrealized investment
gains on policyholders' account
balances                                                     --               --            1,292               --            1,292
                                                      ---------        ---------        ---------        ---------        ---------

Balance,  December 31, 1997                              37,991          (16,305)           3,743           (8,300)          17,129

Net investment gains (losses) on
investments arising during the period                    22,801               --               --           (7,588)          15,213

Reclassifications adjustment for
gains included in net income                            (35,623)              --               --           11,855          (23,768)

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                        --            3,190               --           (1,048)           2,142

Impact of net unrealized investment
gains on policyholders' account
balances                                                     --               --           (1,063)             249             (814)
                                                      ---------        ---------        ---------        ---------        ---------

Balance,  December 31, 1998                              25,169          (13,115)           2,680           (4,832)           9,902

Net investment gains (losses) on
investments arising during the period                  (138,268)              --               --           47,785          (90,483)

Reclassifications adjustment for
gains included in net income                             28,698               --               --           (9,970)          18,728

Impact of net unrealized investment
gains on deferred policy acquisition                         --           53,407               --          (16,283)          37,124
costs

Impact of net unrealized investment
gains on policyholders' account                              --               --           (5,712)           2,077           (3,635)
balances
                                                      ---------        ---------        ---------        ---------        ---------

Balance,  December 31, 1999                           $ (84,401)       $  40,292        $  (3,032)       $  18,777        $ (28,364)
                                                      =========        =========        =========        =========        =========




                                      B13

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs for the year ended December 31, 1999, are as follows:



                                                                                           1999
                                                                                     -----------------
                                                                                      (In Thousands)

Balance, beginning of year                                                                $ 861,713
Capitalization on commissions, sales and issue expenses                                     242,373
Amortization                                                                               (96,451)
Change in unrealized investment gains                                                        53,407
Foreign currency translation                                                                  1,743
                                                                                     -----------------
Balance, end of year                                                                     $1,062,785
                                                                                     =================


5.  POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31 are as follows:



                                                          1999                     1998
                                                   -------------------      -------------------
                                                                 (In Thousands)

         Life insurance                                     $ 587,162                $ 500,429
         Annuities                                             48,816                   28,350
                                                   -------------------      -------------------
                                                            $ 635,978                $ 528,779
                                                   ===================      ===================


Life insurance liabilities include reserves for death benefits. Annuity liabilities include reserves for immediate annuities.

The following table highlights the key assumptions generally utilized in calculating these reserves:



           Product                       Mortality               Interest Rate          Estimation Method
-------------------------------   -------------------------   --------------------   -------------------------
Life insurance - Domestic         Generally rates guaranteed     2.5% to 7.5%        Net level premium based
                                  in calculating cash                                on the non-forfeiture interest
                                  surrender values                                   rate

Life insurance - International    Generally rates guaranteed     2.5% to 7.5%        Net level premium based
                                  in calculating cash                                on the expected investment
                                  surrender values                                   return

Individual immediate annuities    1983 Individual Annuity        3.5% to 11.0%       Present value of
                                  Mortality Table with                               expected future payment
                                  certain modifications                              based on historical
                                                                                     experience




                                      B14

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


5.  POLICYHOLDERS' LIABILITIES (continued)

Policyholders' account balances at December 31, are as follows:



                                                          1999                     1998
                                                   -------------------      -------------------
                                                                 (In Thousands)

         Interest-sensitive life contracts                 $1,383,795               $1,392,649
         Individual annuities                               1,147,722                1,077,996
         Guaranteed investment contracts                      584,744                  231,366
                                                   -------------------      -------------------
                                                           $3,116,261               $2,702,011
                                                   ===================      ===================


Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:



            Product                            Interest Rate                Withdrawal / Surrender Charges
---------------------------------   ------------------------------------  ------------------------------------
Interest sensitive life                         4.0% to 6.5 %             Various up to 10 years

Individual annuities                            3.0% to 5.6%              0% to 8% for up to 8 years

Guaranteed investment contracts                5.02% to 7.32%             Subject to market value withdrawal
                                                                          provisions for any funds withdrawn
                                                                          other than for benefit responsive
                                                                          and contractual payments


6.  REINSURANCE

The Company participates in reinsurance, with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer, except for cases involving a novation. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.




                                      B15

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


6.  REINSURANCE (continued)

Reinsurance amounts included in the Consolidated Statements of Operations for the year ended December 31 are below.



                                                          1999               1998               1997
                                                    ----------------   ----------------   ----------------
                                                                       (In Thousands)

        Reinsurance premiums assumed                        1,778              1,395              1,369
        Reinsurance premiums ceded - affiliated            (6,882)            (6,532)              (686)
        Reinsurance premiums ceded - unaffiliated          (1,744)            (2,819)            (3,038)
                                                    ================   ================   ================

        Policyholders' benefits ceded                      $4,228             $4,044             $3,912
                                                    ================   ================   ================


Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position, at December 31 include amounts recoverable on unpaid and paid losses and were as follows:



                                                              1999                 1998
                                                       -------------------   -----------------
                                                                    (In Thousands)

         Life insurance - affiliated                            $ 6,653             $ 4,155
         Life insurance - unaffiliated                            2,625               2,326
         Other reinsurance - affiliated                          15,600              21,650
                                                       -------------------   -----------------
                                                                $24,878             $28,131
                                                       ===================   =================


7.  EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has a non-contributory defined benefit pension plan which covers substantially all of its Taiwanese employees. This plan was established as of September 30, 1998 and the projected benefit obligation and related expenses at December 31, 1999 were not material to the Consolidated Statements of Financial Position or results of operations for the years presented. All other employee benefit costs are allocated to the Company by Prudential in accordance with the service agreement described in Footnote 14.




                                      B16

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8.  INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:



                                                             1999                1998               1997
                                                         ----------------   -----------------  -----------------
                                                                            (In Thousands)
     Current tax expense (benefit):
        U.S.                                                $ (14,093)             $67,272            $71,989
        State and local                                            378               2,496              1,337
        Foreign                                                     15                   -                  -
                                                         ----------------   -----------------  -----------------
        Total                                                 (13,700)              69,768             73,326
                                                         ----------------   -----------------  -----------------


     Deferred tax expense (benefit):
        U.S.                                                    42,320              14,059           (11,458)
        State and local                                          1,316                 406                  -
                                                         ----------------   -----------------  -----------------
        Total                                                   43,636              14,465           (11,458)
                                                         ----------------   -----------------  -----------------

      Total income tax expense                                 $29,936             $84,233            $61,868
                                                         ================   =================  =================


The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:



                                                             1999                1998               1997
                                                         ----------------   -----------------  -----------------
                                                                           (In Thousands)

     Expected federal income tax expense                       $29,936             $82,668            $58,885
     State and local income taxes                                1,101               1,886                869
     Dividends received deduction                              (1,010)               (199)                  -
     Other                                                        (91)               (122)              2,114
                                                         ----------------   -----------------  -----------------
     Total income tax expense                                  $29,936             $84,233            $61,868
                                                         ================   =================  =================

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:



                                                              1999                     1998
                                                         ------------------      -------------------
                                                                     (In Thousands)
              Deferred tax assets
                   Insurance reserves                           $ 93,949                 $ 93,564
                   Net unrealized (gains) losses on
                       securities                                 31,132                   (9,061)
                   Other                                           2,502                        -
                                                         ------------------      -------------------
                   Deferred tax assets                           127,583                   84,503
                                                         ------------------      -------------------

              Deferred tax liabilities
                   Deferred acquisition costs                    299,683                  224,179
                   Net investment gains                              110                    3,180
                   Other                                               -                    5,978
                                                         ------------------      -------------------
                   Deferred tax liabilities                      299,793                  233,337
                                                         ------------------      -------------------

              Net deferred tax liability                        $172,210                 $148,834
                                                         ==================      ===================



                                      B17

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8.  INCOME TAXES (continued)

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1999 and 1998, respectively, the Company and its subsidiaries had no federal or state operating loss carryforwards for tax purposes.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has begun their examination of the years 1993 through 1995.

9.  EQUITY

Reconciliation of Statutory Surplus and Net Income

Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and the New Jersey Department of Banking and Insurance with net income and equity determined using GAAP.



                                                              1999               1998               1997
                                                          ----------------   ----------------   ----------------
                                                                            (In Thousands)
Statutory net (loss) income                                  $ (82,291)         $ (33,097)           $ 12,778

Adjustments to reconcile to net income on a GAAP basis:

     Statutory income of subsidiaries                            20,221             18,953             18,553
     Amortization and capitalization of deferred
        acquisition costs                                       145,921            202,375             38,003
     Deferred premium                                               639              2,625              1,144
     Insurance revenue and expenses                              45,915            (24,942)            26,517
     Income taxes                                               (43,644)           (21,805)            11,956
     Valuation of investments                                   (24,908)            20,077                506
     Asset management fees                                      (13,503)                 -                  -
     Other, net                                                   7,245            (12,224)            (3,083)
                                                          ----------------   ----------------   ----------------
GAAP net income                                                $ 55,595           $151,962           $106,374
                                                          ================   ================   ================


                                                               1999               1998
                                                          -----------------  -----------------
                                                                    (In Thousands)
  Statutory surplus                                             $889,186           $931,164

  Adjustments to reconcile to equity on a GAAP basis:

       Valuation of investments                                  (38,258)           117,254
       Deferred acquisition costs                              1,062,785            861,713
       Deferred premium                                          (16,539)           (15,625)
       Insurance liabilities                                     (54,927)          (133,811)
       Income taxes                                             (150,957)          (123,343)
       Asset management fees                                     (13,503)                 -
       Other, net                                                 (7,968)            15,880
                                                          -----------------  -----------------
  GAAP stockholder's equity                                   $1,669,819         $1,653,232
                                                          =================  =================





                                      B18

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


10.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities and Equity securities

Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Mortgage loans on real estate

The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage.

Policy loans

The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

Investment contracts

For guaranteed investment contracts, estimated fair values are derived by using discounted projected cash flows based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued. Estimated fair values for individual deferred annuities are derived using the policyholder's account balance.

Derivative financial instruments

The fair value of futures is estimated based on market quotes for transactions with similar terms.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:



                                                      1999                                   1998
                                           ----------------------------------     --------------------------------
                                             Carrying          Estimated            Carrying        Estimated
                                              Value           Fair Value             Value         Fair Value

                                           ----------------  ----------------     --------------- ----------------
                                                                      (In Thousands)
Financial Assets:
     Fixed maturities:  Available for sale    $2,998,362        $2,998,362          $2,763,926       $2,763,926
     Fixed maturities:  Held to maturity         388,990           377,822             410,558          421,845
     Equity securities                             4,532             4,532               2,847            2,847
     Mortgage loans on real estate                10,509            11,550              17,354           19,465
     Policy loans                                792,352           761,232             766,917          806,099
     Short-term investments                      207,219           207,219             240,727          240,727
     Cash                                         76,396            76,396              89,679           89,679
     Separate Account assets                  16,032,449        16,032,449          11,490,751       11,490,751
     Derivatives                                      38                38                   -                -

Financial Liabilities:
     Investment contracts                     $1,282,964        $1,277,317           $ 835,034        $ 839,105
     Cash collateral for loaned securities        87,336            87,336              73,336           73,336
     Securities sold under repurchase
        agreements                                21,151            21,151              49,708           49,708
     Separate Account liabilities             16,032,449        16,032,449          11,490,751       11,490,751
     Derivatives                                   5,012             5,243               1,723            2,374


                                      B19

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


11.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Futures & Options

The Company uses exchange-traded Treasury futures and options to reduce market risk from changes in interest rates and to manage the duration of assets and the duration of liabilities supported by those assets. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is estimated based on market quotes for a transaction with similar terms.

Under exchange-traded futures, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The notional value of futures contracts was $122.1 million and $40.8 million at December 31, 1999 and 1998, respectively. The fair value of futures contracts was $(2.0) million at December 31, 1999 and immaterial at December 31, 1998.

When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings. The fair value of options was immaterial at December 31, 1999 and 1998.

Currency Derivatives

The Company uses currency swaps to reduce market risk from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to manage the currency exposures arising from mismatches between such foreign currencies and the US Dollar.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

If currency swaps are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated Other Comprehensive Income". If currency swaps do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in current period earnings.

The notional value and fair value of the currency swaps $31.0 million and $(3.2) million and $40.5 million and $(2.3) million, respectively, at December 31, 1999 and 1998.



                                      B20

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


11.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

Credit Risk

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts are with investment grade counterparties. As of December 31, 1999, 80% of notional consisted of interest rate derivatives, and 20% of notional consisted of foreign currency derivatives.

12.  CONTINGENCIES

Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in a consolidated class action lawsuit pending in a Multi-District Litigation proceeding in the U.S. District Court for the District of New Jersey. The class action suit involved alleged improprieties in connection with the sale, servicing and operation of permanent life insurance policies from 1982 through 1995. Pursuant to the settlement, the Company has participated in a remediation program pursuant to which relief was offered to policyowners who were misled when they purchased permanent life insurance policies in the United States from 1982 to 1995. Prudential has agreed to indemnify the Company for any liability incurred in connection with that litigation.

The balance of the Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted with precision. Management believes that any ultimate liability which could result from such litigation would not have a material adverse effect on the Company's financial position.

13.  DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 1999, the Company would not be permitted a non-extraordinary dividend distribution in 2000.

14.  RELATED PARTY TRANSACTIONS

Service Agreements
Prudential and the Company operate under service and lease agreements whereby services of officers and employees (except for those agents employed directly by the Company in Taiwan), supplies, use of equipment and office space are provided by Prudential. Prudential periodically reviews its methods for determining the level of administrative expenses charged to the Company. Late in 1998, Prudential revised its allocation methodology to more closely align allocations based on business processes, resulting in increased allocations from 1998 levels. Management believes that the updated methodology is reasonable and better reflects actual costs incurred by Prudential to process transactions on behalf of the Company. The net cost of these services allocated to the Company were $317.4 million, $269.9 million and $139.5 million for the years ended December 31, 1999, 1998, and 1997, respectively.

In addition, the Company received allocated distribution expenses from Prudential's retail agency network. Beginning in 1999, market based distribution transfer pricing was the basis for allocating costs to each product line that distributes products through Prudential's retail agency channels. A majority of these distribution expenses have been capitalized by the Company as deferred policy acquisition costs ("DAC").

The Company receives asset management fee income from policyholder account balances invested in the Prudential Series Fund ("PSF"). These amounts are shown as asset management fees on the statement of operations. The Company also collects these fees on behalf of Prudential. The amounts due to Prudential related to PSF fees were $0.1 million and $22.6 million at December 31, 1999 and December 31, 1998, respectively.


                                      B21

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


14.  RELATED PARTY TRANSACTIONS (continued)

The Company pays an asset management fee to Prudential Global Asset Management ("PGAM") for managing the Separate Account investment portfolio. The expense for the year was $25.9 million, which is shown in general, administrative and other expenses.

The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential. The cash surrender value included in Separate Accounts was $725.3 million and $362.3 million at December 31, 1999, and 1998, respectively. The fees received in 1999 related to the COLI policies were $4.0 million.

Reinsurance

The Company currently has three reinsurance agreements in place with Prudential (the reinsurer). Specifically a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract, and two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 1999, 1998, and 1997.

Debt Agreements

In July 1998, the Company established a revolving line of credit facility of up to $500 million with Prudential Funding Corporation, a wholly owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 1999.


                                      B22

                        Report of Independent Accountants

   To the Board of Directors and Stockholder of Pruco Life Insurance Company

   In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of the Prudential Insurance Company of America) and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

   PricewaterhouseCoopers LLP
   New York, New York
   March 21, 2000


                                      B23

     Variable Life
     Insurance

     Variable Life Insurance was issued by Pruco Life Insurance Company, 213 Washington Street, Newark, NJ 07102-2992 and offered through Pruco Securities Corporation, 751 Broad Street, Newark, NJ 07102-3777, both subsidiaries of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777.

     [LOGO OF PRUDENTIAL APPEARS HERE]

     Pruco Life Insurance Company
     213 Washington Street, Newark, NJ 07102-2992
     Telephone: 800 778-2255

     VLI-1 Ed. 5/2000 CAT# 646964K

                                    PART II

                               OTHER INFORMATION

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                    REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company ("Pruco Life") represents that the fees and charges deducted under the variable life insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

                  UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.


Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to
Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15,
1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:
-------------------------------------------------------------------------

The facing sheet.


Cross-reference to items required by Form N-8B-2.

The prospectus consisting of 73 pages.

The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

  1.  PricewaterhouseCoopers LLP, independent accountants.
  2.  Clifford E. Kirsch, Esq.
  3.  Nancy D. Davis, FSA, MAAA


The following exhibits:
-----------------------

  1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     A. (1) Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Insurance Account. (Note 6)
          (2)  Not Applicable.
          (3)  Distributing Contracts:
               (a) Distribution Agreement between Pruco Securities Corporation and Pruco Life Insurance Company, as amended June 1, 1984. (Note 6)
               (b) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 6)
               (c)  Schedules of Sales Commissions.  (Note 6)
          (4)  Not Applicable.
          (5)  (a)  Variable Life Insurance Contract. (Note 6)
               (b)  Illustrative Tabular Cash Values.  (Note 6)
               (c) Copy of Colorado and North Dakota VL-83 Endorsement to the Variable Life Insurance Contract. (Note 6)
               (d) Copy of the Oklahoma VL-83 Endorsement to the Variable Life Insurance Contract. (Note 6)
               (e) Copy of South Carolina VL-83 Endorsement to the Variable Life Insurance Contract. (Note 6)
               (f) Copy of Alternate Copy face page for Pennsylvania and Maryland to the Variable Life Insurance Contract. (Note 6)
               (g) Copy of Illinois Notice PLI 3 to the Variable Life Insurance Contract. (Note 6)
               (h) Copy of North Carolina Endorsement PLI 16 to the Variable Life Insurance Contract. (Note 6)
               (i) Copy of North Carolina Endorsement PLI 17 to the Variable Life Insurance Contract. (Note 6)
               (j) Copy of Missouri Endorsement PLI 18 to the Variable Life Insurance Contract.
                    (Note 6)
               (k) Copy of Texas Endorsement PLI 21 to the Variable Life Insurance Contract. (Note 6)
               (l) Copy of Florida Endorsement PLI 35 to the Variable Life Insurance Contract. (Note 6)

               (m) Copy of Rhode Island Endorsement PLI-47 to the Variable Life Insurance Contract. (Note 6)
               (n) Copy of Maryland Endorsement PLI 48 to the Variable Life Insurance Contract.
                    (Note 6)
               (o) Copy of Minnesota Endorsement PLI 50 to the Variable Life Insurance Contract. (Note 6)
               (p) Copy of Endorsement PLI 28 to the Variable Life Insurance Contract used in all states except New York and New Jersey. (Note 6)
               (q) Copy of Endorsement PLI 73 to the Variable Life Insurance Contract used in all states except New York and New Jersey. (Note 6)
               (r) Copy of Pennsylvania Endorsement PLI 86 to the Variable Life Insurance Contract. (Note 6)
               (s) Copy of Texas Endorsement PLI 90 to the Variable Life Insurance Contract. (Note 6)
               (t) Copy of Iowa Endorsement PLI 97 to the Variable Life Insurance Contract. (Note 6)
               (u) Copy of Endorsement PLI 99 to the Variable Life Insurance Contract used in all states except New York and New Jersey. (Note 6)
               (v) Copy of Virginia jacket to the Variable Life Insurance Contract. (Note 6)
               (w)  Copy of page 9 to the Variable Life Insurance
                    Contract Virginia Issues.  (Note 6)
               (x) Copy of page 11 to the Variable Life Insurance Contract-- West Virginia Issues. (Note 6)
               (y) Copy of page 13 to the Variable Life Insurance Contract--Virginia Issues. (Note 6)
               (z) Copy of page 13 to the Variable Life Insurance Contract for use with variable loan interest rate provision--Kentucky Issues. (Note 6)
               (aa) Copy of Endorsement PLI 25 to the Variable Life Insurance
                    Contract for use in all states except New York and New Jersey. (Note 6)
               (bb) Copy of Endorsement PLI 104 to the Variable Life Insurance
                    Contract for use in Pennsylvania.  (Note 6)
               (cc) Copy of Endorsement PLI 134 to the Variable Life Insurance
                    Contract for use in all states except New York and New Jersey. (Note 6)
               (dd) Notice of Consumer Information for use in Illinois. (Note 6)
               (ee) Complaint Procedure Notice for use in Texas. (Note 6)
               (ff) Certification of right to convert Variable Life Insurance
                    Contract for use in Pennsylvania.  (Note 6)
               (gg) Copy of Endorsement PLI 168-85 to the Variable Life
                    Insurance Contract for use in all states except New York and New Jersey (Note 6)
          (6) (a) Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 4)
               (b) By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 7)
          (7)  Not Applicable.
          (8)  Not Applicable.
          (9)  Not Applicable.
          (10) (a) Application Form for Variable Life Insurance Contract.
                   (Note 6)
               (b) Supplement to the Application for Variable Life Insurance
                   Contract.  (Note 6)
               (c) Application Form for Variable Life Insurance Contract--
                   Maryland issues. (Note 6)
               (d) Application Form for Variable Life Insurance
                   Contract--Connecticut issues.  (Note 6)
               (e) Application Form for Variable Life Insurance Contract--
                   Missouri issues. (Note 6)
               (f) Application Form for Variable Life Insurance
                   Contracts Pennsylvania and South Carolina issues. (Note 6)
          (11) Form of Notice of Withdrawal Right.  (Note 6)
          (12) Memorandum describing Pruco Life's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-2(b)
               (12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-2(b)(13) (v)(B). (Note 6)
          (13) Available Contract Riders.
               (a)  Rider for Insured's Waiver of Premium Benefit. (Note 6)
               (b)  Rider for Insured's Accidental Death Benefit. (Note 6)
               (c) Rider for Term Insurance Benefit on Life of Insured-Decreasing Amount. (Note 6)
               (d) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 6)
               (e)  Rider for Interim Term Insurance Benefit. (Note 6)
               (f) Rider for Term Insurance Benefit on Life of Insured Spouse-Decreasing Amount. (Note 6)

               (g) Rider for Level Term Insurance Benefit on Dependent Children. (Note 6)
               (h)   Rider for Impaired Eyesight.  (Note 6)
               (i)   Rider for Insured's Waiver of Premium Benefit. (Note 6)
               (j)   Rider for Insured's Accidental Death Benefit. (Note 6)
               (k)   Rider for Aviation Risk Exclusion.  (Note 6)
               (l)   Rider for Aviation Risk Exclusion.  (Note 6)
               (m)   Rider for Military Aviation Risk Exclusion. (Note 6)
               (n)   Rider for Military Aviation Risk Exclusion. (Note 6)
               (o) Rider for Level Term Insurance Benefit on Dependent Children. (Note 6)
               (p)   Rider for Insured's Waiver of Premium Benefit. (Note 6)
               (q)   Rider for Insured's Waiver of Premium Benefit. (Note 6)
               (r)   Rider for Insured's Accidental Death Benefit. (Note 6)
               (s)   Rider for Insured's Accidental Death Benefit. (Note 6)
               (t)   Rider for Insured's Accidental Death Benefit. (Note 6)
               (u) Rider for Level Term Insurance Benefit on Dependent Children. (Note 6)
               (v) Rider for Level Term Insurance Benefit on Dependent Children. (Note 6)
               (w)   Rider for Reduced Paid-Up Insurance.  (Note 6)
               (x)   Rider for Exempting Child from Reinstatement. (Note 6)
               (y)   Rider Defining Incontestable Period.  (Note 6)
               (z) Rider for Modification of Insured's Waiver of Premium Benefit Provision. (Note 6)
               (aa)  Rider for Termination of Benefit.  (Note 6)
               (bb)  Rider for Aviation Risk Exclusion.  (Note 6)
               (cc)  Rider for Military Aviation Risk Exclusion. (Note 6)
               (dd)  Rider for War Risk Exclusion.  (Note 6)
               (ee)  Rider Defining Incontestable Period.  (Note 6)
               (ff)  Rider for Suicide Provision.  (Note 6)
               (gg)  Rider Defining Incontestable Period.  (Note 6)
               (hh)  Rider for Aviation Risk Exclusion.  (Note 6)
               (ii)  Rider for Military Aviation Risk Exclusion. (Note 6)
               (jj)  Rider for Level Term Benefit on Dependent Children.
                     (Note 6)
               (kk)  Rider for Insured's Waiver of Premium Benefit. (Note 6)
               (ll)  Rider for Insured's Accidental Death Benefit. (Note 6)
               (mm)  Rider for Ownership and Control.  (Note 6)
               (nn)  Rider for Ownership and Control.  (Note 6)
               (oo)  Rider for Applicant's Waiver of Premium Benefit. (Note 6)
               (pp)  Rider for Applicant's Waiver of Premium Benefit. (Note 6)
               (qq)  Rider for Applicant's Waiver of Premium Benefit. (Note 6)
               (rr)  Rider for Applicant's Waiver of Premium Benefit. (Note 6)
               (ss)  Rider for Applicant's Waiver of Premium Benefit. (Note 6)
               (tt)  Rider for Applicant's Waiver of Premium Benefit. (Note 6)
               (uu) Rider for Level Term Benefit on Insured for use in West Virginia. (Note 6)
               (vv) Rider for Level Term Benefit on Insured for use in all states except West Virginia. (Note 6)
               (ww) Rider permitting Special Premium Remittance Plan for use in all states except New York, New Jersey, and Pennsylvania. (Note 6)
               (xx)  Rider for Variable Loan Interest Rate for use in all states except New York, New Jersey, and Michigan. (Note 6)
               (yy)  Rider for Variable Loan Interest Rate for use in Michigan.
                     (Note 6)
               (zz) Rider permitting Special Premium Remittance Plan for use in Pennsylvania. (Note 6)
               (aaa) Rider for Decreasing Term Insurance Benefit for use in West
                     Virginia.  (Note 6)
               (bbb) Rider for Decreasing Term Insurance Benefit for use in all
                     states except New York, New Jersey and West Virginia.
                     (Note 6)
               (ccc) Rider for Decreasing Term Insurance Benefit on life of
                     Insured Spouse for use in all states except New York, New
                     Jersey, South Carolina and West Virginia. (Note 6)
               (ddd) Rider for Decreasing Term Insurance Benefit on life of
                     Insured Spouse for use in South Carolina. (Note 6)
               (eee) Rider for Decreasing Term Insurance Benefit on life of
                     Insured Spouse for use in West Virginia.   (Note 6)
               (fff) Rider for Variable Loan Interest Rate for use in Michigan.
                     (Note 6)
               (ggg) Rider for Variable Loan Interest Rate for use in South
                     Carolina.  (Note 6)

               (hhh) Rider for Variable Loan Interest Rate for use in all states except New York, New Jersey, Michigan and South Carolina. (Note 6)
               (iii) Rider providing Options on Lapse for use in all states except New York and New Jersey.  (Note 6)
               (jjj) Rider for Variable Reduced Paid-Up Insurance for use in all
                     states except New York and New Jersey. (Note 6)
               (kkk) Living Needs Benefit Rider for use in Florida. (Note 4)
               (lll) Living Needs Benefit Rider for use in all approved
                     jurisdictions except Florida.
                     (Note 4)

  2. See Exhibit 1.A.(5).
  3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)
  4. None.
  5. Not Applicable.
  6. Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)
  7. Powers of Attorney.

     (a) William M. Bethke, Ira J. Kleinman,
         Esther H. Milnes, I. Edward Price (Note 2)
     (b) Kiyofumi Sakaguchi (Note 3)
     (c) James J. Avery, Jr. (Note 8)
     (d) Dennis G. Sullivan (Note 5)
     (e) David R. Odenath, Jr.  (Note 9)
     -------------------------------------


(Note  1)  Filed herewith.
(Note  2)  Incorporated by reference to Form 10-K, Registration No. 33-08698, filed March 31, 1997 on behalf of the Pruco Life Variable Contract Real Property Account.
(Note  3)  Incorporated by reference to Post-Effective Amendment No. 8 to Form
           S-6, Registration No. 33-49994, filed April 28, 1997 on behalf of the Pruco Life PRUvider Variable Appreciable Account.
(Note  4)  Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996 on behalf of the Pruco Life Variable Appreciable Account.
(Note  5)  Incorporated by reference to Post-Effective Amendment No. 6 to Form
           S-1, Registration No. 33-86780, filed April 16, 1999 on behalf of the Pruco Life Variable Contract Real Property Account.
(Note  6)  Incorporated by reference to Post-Effective Amendment No. 24 to this
           Registration Statement, filed April 30, 1997.
(Note  7)  Incorporated by reference to Form 10-Q, Registration No. 33-37587, filed August 15, 1997 on behalf of the Pruco Life Insurance Company. (Note 8) Incorporated by reference to Post-Effective Amendment No. 2 to Form
           S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.

(Note  9)  Incorporated by reference to Post-Effective Amendment No. 7 to Form
           S-1, Registration No. 33-86780, filed April 12, 2000 on behalf of the Pruco Life Variable Contract Real Property Account.

                                     SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Insurance Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 26th day of April, 2000.

                 (Seal)  Pruco Life Variable Insurance Account
                                 (Registrant)

                       By: Pruco Life Insurance Company
                                  (Depositor)

Attest:  /s/ Thomas C. Castano                      By:  /s/ Esther H. Milnes
         ----------------------------                    ----------------------
         Thomas C. Castano                                   Esther H. Milnes
         Assistant Secretary                                 President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 27 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 26th day of April, 2000.

        Signature and Title
        -------------------


/s/ *
-------------------------------------------
Esther H. Milnes
President and Director

/s/ *
-------------------------------------------
Dennis G. Sullivan
Vice President and Chief Accounting Officer

/s/ *
-------------------------------------------
James J. Avery, Jr.
Director

/s/ *                                         *By:  /s/ Thomas C. Castano
-------------------------------------------         -------------------------
William M. Bethke                                   Thomas C. Castano
Director                                            (Attorney-in-Fact)

/s/ *
-------------------------------------------
Ira J. Kleinman
Director


/s/ *
-------------------------------------------
David R. Odenath, Jr.
---------------------
Director
--------

/s/ *
-------------------------------------------
I. Edward Price
Director

/s/ *
-------------------------------------------
Kiyofumi Sakaguchi
Director

                       Consent of Independent Accountants



We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 27 to the registration statement on Form S-6 (the "Registration Statement") of our report dated March 17, 2000, relating to the financial statements of the Pruco Life Variable Insurance Account, which appears in such Prospectus.

We also consent to the use in the Prospectus constituting part of this Registration Statement of our report dated March 21, 2000, relating to the consolidated financial statements of Pruco Life Insurance Company and its subsidiaries which appears in such Prospectus.

We also consent to the reference to us under the heading "Experts" in the Prospectus.



PricewaterhouseCoopers LLP

New York, New York
April 24, 2000

                                 EXHIBIT INDEX



    Consent of PricewaterhouseCoopers LLP, independent accountants.                     Page II-7

3.  Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of              Page II-9
    the securities being registered.

6.  Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial                   Page II-10
    matters pertaining to the securities being registered.
